                                                                   Exhibit 10.10


                          STRATEGIC ALLIANCE AGREEMENT


         This Strategic Alliance Agreement (hereinafter "Agreement"), by and between Geneva Proteomics, Inc., a corporation organized under the laws of Delaware ("GeneProt"), Bruker Daltonics Inc., a corporation organized under the laws of Delaware ("BDAL") and Bruker Daltonik GmbH, a company organized under the laws of Germany ("BDAL Germany") is made as of September 12, 2000 ("Effective Date").

                            I. RECITALS AND OVERVIEW

         A. GeneProt is in the business of large-scale industrial proteomics and BDAL is a developer and provider of innovative life science tools based on mass spectrometry;

         B. BDAL Germany desires to sell to GeneProt, and GeneProt desires to purchase from BDAL Germany, certain Products (defined below) in the quantities and on the terms as set forth in this Agreement;

         C. GeneProt wishes to receive engineering support relating to the Products from BDAL and BDAL Germany;

         D. GeneProt and BDAL desire to enter into a related transaction relating to ownership of equity in each other; and

         E. GeneProt and BDAL desire to formalize the ownership of certain technologies that the parties, either individually or jointly, may develop and other aspects of a long-term relationship.

                                  II. AGREEMENT

         NOW, THEREFORE, the parties agree as follows:

         1. DEFINITIONS. Defined terms used in this Agreement shall have the following meanings:

                  1.1 "Consumables" means the items listed under the heading "Consumables" on Exhibit A hereto.

                  1.2 "DOCUMENTATION" means user manuals for the Products and all other written materials provided by BDAL with respect to the use and maintenance of the Products.

                  1.3 "PRICE LIST" means BDAL Germany's standard commercial fee schedule or other price notification releases furnished by BDAL Germany generally to its customers, a current copy of which is attached hereto as EXHIBIT D.

                  1.4 "PRODUCTS" means, collectively, the Systems acquired by GeneProt under this Agreement, the Consumables and the other items listed on Exhibit A as more particularly described on Exhibit D, which GeneProt has the option to purchase under this Agreement. The term "Product" also includes any enhancement or improvement of a Product that is made generally available by BDAL, that is substantially similar to such Product, and is marketed under the same product number and nomenclature as such Product.



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [**] AND FILED SEPARATELY WITH THE COMMISSION.

                  1.5 "SERVICES" means the software/applications research and development support described in EXHIBIT C.

                  1.6 "SYSTEMS" means BDAL Germany's Reflex III MALDI-TOF and esquire3000 ion trap mass spectrometry systems acquired under this Agreement as more particularly described on the Price List attached as EXHIBIT D HERETO.

         2. TERMS AND CONDITIONS OF PRODUCT SALE.

                  2.1 SALE AND PURCHASE OF PRODUCTS. Pursuant to the terms and conditions of this Agreement, BDAL Germany shall sell to GeneProt, and GeneProt shall purchase from BDAL Germany, the Systems in the quantities and at the prices set forth on Exhibit A hereto and in the manner described in the General Terms and Conditions set forth on Exhibit B hereto (the "General Terms and Conditions"). In addition, pursuant to the terms and conditions of this Agreement, BDAL Germany shall make the Consumables available for purchase in the manner and with the discounts from the then current Price List as described in the General Terms and Conditions. The parties acknowledge and agree that BDAL Germany shall appoint an operational point of contact for purposes of this Agreement.

                  2.2 PROVISION OF SERVICES. In connection with the sale of the Products pursuant to Section 2.1, BDAL Germany will provide the Services in the manner described in the General Terms and Conditions.

                  2.3 PRICING AND PAYMENT. Unless otherwise agreed upon by the parties, BDAL Germany will invoice GeneProt for payment upon the date of BDAL Germany's delivery of the applicable Products to the shipping carrier. All payments shall be made in European denominations in accordance with the General Terms and Conditions. All amounts shown in the Exhibits hereto are in the Euro.

                  2.4 TAXES AND OTHER CHARGES. Purchase prices, and any other payments made hereunder with respect to the Products, do not include and are net of any foreign or domestic governmental taxes or charges of any kind that may be applicable to the use or sale of the Products.

                  2.5 TRADE-IN OPTION. Subject to the terms and conditions of this Agreement, BDAL and BDAL Germany hereby grant to GeneProt the Trade-In Option more particularly described on the General Terms and Conditions.

                  2.6 DESTRUCTION OF PRODUCTS. In the event that all or substantially all of the Products are destroyed due to fire to other calamity while the Products are in the possession of GeneProt, upon the placement of a new order for such Products by GeneProt with BDAL Germany, BDAL Germany shall make it a top priority of BDAL Germany's production line to manufacture replacement Products for GeneProt.

         3. TERMS AND CONDITIONS OF STOCK PURCHASE

                  3.1 PURCHASE AND SALE OF GENEPROT STOCK. Subject to the terms and conditions of this Section 3, BDAL agrees to purchase and GeneProt agrees to sell Nine Hundred Nine Thousand and Ninety One (909,091) shares of GeneProt's Series B Preferred Stock (the "GeneProt Stock") at a per share purchase price not to exceed [**] per share. BDAL shall pay such purchase price by delivering Seven Million Dollars ($7,000,000) in cash to GeneProt and 79,218 shares of fully paid and nonassessable shares of BDAL's common stock.

[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                  3.2 TIMING AND TERMS OF PURCHASE. The parties agree that BDAL shall purchase the GeneProt Stock as part of the Series B Preferred Stock round currently being undertaken by GeneProt (the "Series B Round"). Such investment shall be pursuant to the stock purchase, investor rights and other agreements, documents and instruments used by GeneProt for the other investors in the Series B Round. Such agreements, documents and instruments shall be no less favorable to BDAL than the agreements, documents and instruments which are most favorable to any investor in the Series B Round. GeneProt agrees that it shall not sell, transfer or otherwise dispose of any BDAL stock received hereunder for a period of twenty four (24) months after receipt of such stock. The timing of BDAL's investment shall occur simultaneously with the closing of the first $50,000,000 (including BDAL's investment). However, if such investment has not closed on or before November 30, 2000 through no fault of BDAL, BDAL shall have the right not to close on such investment thereafter.

         4. DELIVERY; TITLE; ACCEPTANCE.

                  4.1 SHIPPING DATES. BDAL Germany shall deliver the Products on their respective delivery dates as set forth in the General Terms and Conditions. In the event GeneProt determines that it requires a change in the actual scheduled delivery date, GeneProt will notify BDAL Germany as soon as is reasonably practicable following such determination and BDAL Germany shall use its commercially reasonable efforts to comply with the requested schedule change.

                  4.2 TITLE. Title to the Products shall pass to GeneProt upon Acceptance (defined below) of the Products by GeneProt. Risk of loss or damage to the Products, other than due to an act or omission of BDAL or BDAL Germany, shall pass to GeneProt upon delivery.

                  4.3 ACCEPTANCE.

                           (a) For purposes of this Agreement, "Acceptance" of a
Product by GeneProt shall be deemed to have occurred upon completion of the installation of such Product by BDAL Germany and the execution of an Acceptance Certificate by GeneProt, a form of which is attached hereto as EXHIBIT E (THE "ACCEPTANCE CERTIFICATE").

                           (b) GeneProt may reject any Product which is not
conforming with the warranties set forth in Section 5. In order to reject a Product, GeneProt must (i) give notice to BDAL Germany of GeneProt's intent to reject the shipment within thirty (30) days of receipt together with a written indication of the reasons for such rejections, and (ii) as promptly as reasonably practicable thereafter, provide BDAL Germany with notice of final rejection and the full basis therefor. After notice of intent to reject is given, GeneProt shall cooperate with BDAL Germany in determining whether rejection is necessary or justified. If no such notice of intent to reject is timely received, GeneProt shall be deemed to have accepted such delivery of Products; provided, however, that such acceptance shall in no way limit any remedies GeneProt may have with respect to the warranties set forth in Section 4.

         5. WARRANTIES.

                  5.1 PRODUCTS. BDAL Germany and BDAL warrant to GeneProt that the Products delivered to GeneProt will be free from defects in material and workmanship for [**] months from the date of Acceptance of such Products, (the "Warranty Period") and shall perform substantially in accordance with BDAL Germany's published technical specifications, which are set forth in the Acceptance Certificate, and that such Products shall perform without defect when installed in GeneProt's proteomics factory.

[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                  5.2 SERVICES. BDAL Germany and BDAL warrant to GeneProt that during the Warranty Period,

                           (a) In performing the Services, BDAL Germany shall
comply with all applicable laws of local, state and federal governments and agencies.

                           (b) All Services shall be performed by qualified
personnel at a level of professional performance standard within the industry in which the Services are provided.

                  5.3 INFRINGEMENT. BDAL and BDAL Germany warrant to GeneProt that they are not aware of any patent, copyright, trade secret or trademark of a third party which has been used without permission to manufacture or complete any Product or which has been incorporated therein without permission.

                  5.4 COMPLIANCE WITH LAW. BDAL Germany and BDAL warrant to GeneProt that, at the time of shipment, all Products sold to GeneProt hereunder shall, when required, be in compliance with applicable laws and regulations.

                  5.5 LIMITATIONS. EXCEPT AS SET FORTH IN THIS AGREEEMNT, BDAL AND BDAL GERMANY MAKE NO OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


                  5.6 WARRANTY SERVICES. With respect to each Product, during the applicable Warranty Period, BDAL Germany will provide to GeneProt the maintenance, repair and return services described in Exhibit F. If considered by BDAL Germany staff to be advisable to improve the reliability of the Products, components will be replaced or modified without additional cost, and replaced components will become the property of BDAL Germany, all during the Warranty Period. In addition, software bug fixes will be provided during the Warranty Period free of charge.

                  5.7 SITE GUIDE. The Site Guides for the Products are included in Exhibit E.

         6. GENEPROT COVENANTS. GeneProt agrees:

                  6.1 REVERSE ENGINEERING. Not to (and not to allow any third parties to) (a) disassemble, decompile or otherwise reverse engineer the Products.

                  6.2 NO REMOVAL OF MARKS. To include, and not alter, obscure or remove, any logo, trademark, copyright notice or other mark used or claimed by BDAL or BDAL Germany, or any markings, colors or other insignia which are contained in or affixed to the Product at the time of shipment.

                  6.3 ACCESS. To provide BDAL Germany, or its designee, with all physical and electronic access to the Products reasonably necessary in GeneProt's opinion to permit BDAL Germany to perform the Services and the warranty services.

         7. PROVISION OF PERSONNEL.

                  7.1 SERVICES PERSONNEL. During the Warranty Period, BDAL Germany shall provide four (4) man years of its full-time employees to perform the Services (the "BDAL Employees"). Each man year shall be approximately 1800 hours of direct labor. The BDAL Employees shall provide the Services at such times and locations as shall be reasonably requested by GeneProt. The BDAL Employees shall be available at all times during the normal business hours of GeneProt to provide the Services and Improvements by telephone or in person. The Services shall be performed in collaboration with GeneProt.

                  7.2 SITE MANAGER. During the Warranty Period, BDAL Germany shall provide a site manager as described in the General Terms and Conditions.

                  7.3 STATUS OF PERSONNEL. The parties acknowledge and agree that the BDAL Employees and any site manager shall not be deemed to be employees of GeneProt and shall remain employees of BDAL Germany. GeneProt shall have no obligation to provide any employee related benefits, including, without limitation, health, pension plan, social security, life or disability insurance, sick leave, vacation leave, work permits, personal liability or separate payment to such personnel. BDAL Germany agrees to inform such personnel of the foregoing.

         8. OWNERSHIP AND LICENSE.

                  8.1 As between the parties, GeneProt exclusively shall have all right, title and interest (including all patent rights, copyrights, trade secret rights and all other intellectual property rights throughout the world) (the "Intellectual Property Rights") in any inventions, methods, instruments, consumables, software, works-of-authorship, ideas or information made or conceived or reduced to practice ("Inventions") by GeneProt through its use of the Products or Systems under this Agreement.

                  8.2 Except for the licenses granted by BDAL and BDAL Germany to GeneProt hereunder, as between the parties, BDAL and BDAL Germany exclusively shall have all Intellectual Property Rights in any Inventions by BDAL or BDAL Germany through its use of the Products or Systems under this Agreement.

                  8.3 With respect to Inventions for which employees or consultants of both parties are joint inventors or authors, each party will equally and jointly own the Intellectual Property Rights with respect to the joint Inventions with the right to unilaterally fully exploit or nonexclusively license such rights without accounting or further consent.

         BDAL and BDAL Germany hereby grant to GeneProt a worldwide, nonexclusive, nontransferable, perpetual, irrevocable license to use, modify and otherwise exploit any BDAL Inventions related to the large-scale analysis of expressed proteins according to the business model of GeneProt as described in the business plan of GeneProt dated May 2000.

         9. TERMINATION OF AGREEMENT.

                  9.1 TERMINATION BY EITHER PARTY. This Agreement may be terminated by a party for cause immediately upon the occurrence of any of the following events:

                           (a) If the other party ceases to do business, or
otherwise terminates its business operations without a successor; or

                           (b) If the other party shall seek protection under
any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within 60 days); or

                           (c) If the other party breaches any material
provision of this Agreement and, for any breach other than a payment breach, fails to cure such breach within thirty (30) days of written notice describing the breach.

                  9.2 NOT SOLE REMEDY. Termination is not the sole remedy under the Agreement and, whether or not termination is effected, all other remedies remain available and shall be cumulative. Upon a default hereunder, each party reserves to itself all remedies available to it in equity, under the Uniform Commercial Code, or under any other applicable law, notice of the non-defaulting party's exercise thereof being expressly waived by the defaulting party.

                  9.3 EFFECT OF TERMINATION. Any accrued rights to payment, remedies for breach and those rights and obligations set forth in Sections 2,3,8, 10, 11, 12 and 15 shall survive any termination or expiration of this Agreement.

         10. CONFIDENTIAL INFORMATION. As used in this Agreement, "Confidential Information" will mean the terms of this Agreement and any confidential or proprietary information that is marked or otherwise designated as "Confidential" or is clearly by its nature confidential and disclosed in any medium by one party to the other. Except as required by law or regulation or expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Confidential Information of the disclosing party and shall similarly bind its employees in writing. Without limiting the foregoing, each party agrees to employ with regard to the Confidential Information of the other party procedures no less restrictive than the strictest procedures used by it to protect its own confidential and proprietary information. These nondisclosure obligations will not apply to information which the receiving party can document has entered the public domain without any action or inaction by it. Each party will promptly report to the other party any actual or suspected violation of the terms of this Section 9, and will take all reasonable further steps requested by the other party to prevent, control or remedy any such violation. Each party will, upon the termination or expiration of the Agreement or the request of the other party at any time, return to the disclosing party all tangible manifestations of Confidential Information received by it pursuant to the Agreement (and all copies and reproductions thereof). Notwithstanding this Section 9, any confidentiality or non-disclosure agreement(s) previously entered into between GeneProt and BDAL shall continue in full force and effect in accordance with their terms.

         11. INFRINGEMENT. BDAL and BDAL Germany agree to indemnify, defend and hold harmless GeneProt and its officers, directors, shareholders, affiliates, employees and agents against any and damages, including reasonable expenses, arising from a third party claim that GeneProt's use of a Product in accordance with the terms of this Agreement infringes or misappropriates any patent, copyright, trade secret or other proprietary or intellectual property right of any such third party; provided that GeneProt provides prompt notice to BDAL and BDAL Germany of such claim and the opportunity to assume sole control of the defense or settlement of such claim. In the event that any Product is held to constitute such an infringement and the use of such Product is enjoined, BDAL and BDAL Germany by their own election and at its own expense, shall either: (1) procure for GeneProt the right to continue using such Product; (2) shall modify the Product so that it becomes non-infringing; or (3) remove the Product and refund to GeneProt the entire amount paid for such Product and any related Services. BDAL and BDAL Germany shall have no obligation or liability under this
Section 10 if any infringement claim is based upon portions or components of the Products (a) that are not supplied by BDAL and BDAL

Germany, (b) that are combined with other products, processes or materials where the alleged infringement relates to such combination, (c) to the extent GeneProt continues allegedly infringing activity after being notified thereof or of modifications that would have avoided the alleged infringement or (d) where GeneProt's use of the Product is incident to an infringement not resulting primarily from the Product or is not strictly in accordance with the licenses or restrictions provided in this Agreement.

         THE FOREGOING AND SECTION 5.3 HEREOF ARE IN LIEU OF ANY WARRANTIES OF NON-INFRINGEMENT, WHICH ARE HEREBY DISCLAIMED, AND STATE THE EXCLUSIVE OBLIGATION AND SOLE LIABILITY OF BDAL AND BDAL GERMANY FOR INFRINGEMENT OR CLAIMS OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

         12. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, GENEPROT WILL NOT BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR AMOUNTS IN EXCESS IN THE AGGREGATE OF THE AMOUNTS PAID TO BDAL GERMANY HEREUNDER .

         13. FORCE MAJEURE. If the performance of any obligation under this Agreement is interfered with by reason of any circumstances beyond the reasonable control of the party affected, including, without limitation, fire, explosion, power failure, acts of God, war, revolution, civil commotion, delays of the other party in the performance of any of its obligations hereunder, industry-wide parts shortages, acts of the public enemy, or any law, order, regulation, ordinance or requirement of any government or legal body, and labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts; then the party affected shall be excused from such performance for a period equal to the delay resulting from any such causes and such additional period as may be reasonably necessary to allow the party to resume its obligations (and the other party shall likewise be excused from performance of its obligations to the extent such party's obligations relate to the performance which was interfered with). The party so affected shall make reasonable efforts to remove such causes of nonperformance.

         14. PRINCETON OPTION. Since GeneProt intends to give preferential treatment to BDAL and BDAL Germany as suppliers for GeneProt's proposed Princeton, New Jersey facility, for a period of [**] after the date hereof GeneProt shall have the option to purchase the same number of Systems and Products for such facility as described in the General Terms and Conditions at the discounts contained therein from BDAL and BDAL Germany then current list prices and without the four man years of Services.

         15. GENERAL.

                  15.1 COMPLETE AGREEMENT. This Agreement, together with the Exhibits attached hereto, and the documents contemplated hereby, contains the entire agreement of the parties and supersedes all existing agreements and all previous oral, written, or other communications between them concerning its subject matter.

                  15.2 MODIFICATION. No addition or modification of any portion of this Agreement shall be binding upon GeneProt or BDAL unless such is made in writing and signed by a duly authorized representative of each party.

                  15.3 INDEPENDENT CONTRACTOR. The relationship established by this Agreement between GeneProt and BDAL is that of independent contractors. BDAL and BDAL Germany have no express or

[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

implied authorization to incur any obligation or commitment on behalf of GeneProt, unless specifically approved in writing by an authorized GeneProt official. BDAL and BDAL Germany shall employ and contract their own personnel and agents and shall be responsible for them and their acts.

                  15.4 PARAGRAPH AND SECTION HEADINGS. The paragraph and Section headings contained herein are intended for convenience of reference only and shall not affect the interpretation of any such provisions.

                  15.5 VALIDITY. If any provision of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall in no way be affected or impaired. In such event, the parties shall negotiate, in good faith, a substitute provision which most clearly reflects their original intent for entering into this Agreement.

                  15.6 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of Delaware without reference to conflicts of law principles and without reference to the United Nations Convention on Contracts for the International Sale of Goods. The sole jurisdiction and venue for any action related to the subject matter hereof shall be the local and federal courts having within their jurisdiction at the location of the defendant's principal place of business. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving notices or otherwise as allowed by such local or federal law. In any action to enforce this Agreement, the prevailing party shall be entitled to costs and attorneys' fees.

                  15.7 ENGLISH LANGUAGE. This Agreement is written in the English language, which shall be controlling for all purposes. No translation of this Agreement into any other language shall be of any force or effect in the interpretation of this Agreement or in a determination of the intent of the parties hereto.

                  15.8 WAIVER. The waiver by either party hereto of a breach of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same, or any different, provision.

                  15.9 NOTICES. All notices remitted under this Agreement shall be in writing and in the English language. Any and all notices shall be sent by registered or certified mail, postage prepaid, receipt requested or by confirmed fax or hand delivery to the other party to the attention and address listed below, or to such other person(s) or addresses as the parties shall specify by written notice. Notices will be deemed effective three (3) days after delivery to a recognized overnight courier service, if so delivered; one (1) business day after sending if given by facsimile transmission and upon delivery if given by hand. All notices hereunder shall be remitted to the attention of the:

                  If to GeneProt, to:

                           Rue du Rhone 14
                           1204 Geneva
                           Switzerland
                           Attn:  Chief Executive Officer

                  If to BDAL, to:

                           Bruker Daltonics Inc.
                           44 Manning Road
                           Billerica, MA  01821
                           Attn:  Frank H. Laukien, Ph.D.
                           President and Chief Executive Officer

                  If to BDAL Germany, to:

                           Bruker Daltonik GmbH
                           Fahrenheitstrasse 4, D-28359
                           Bremen, Germany
                           Attn:  Hans J. Baum

                  15.10 LIMITATION. No action, regardless of form, arising out of or related to this Agreement, may be brought by either party more than one
(1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of last payment.

                  15.11 NON-SOLICITATION. During the term of this Agreement and for six (6) months thereafter, without the prior written consent of the other party, each party agrees not to solicit or initiate contact or communications with the other party's personnel or contractors for the purpose of hiring or engaging such personnel as employees or contractors of the contacting party.

                  15.12 ASSIGNMENT. Neither party may assign or transfer this Agreement or any rights hereunder (and any attempted assignment will be void) without the prior written consent of the other party; except for rights to payment and except to a person or entity who acquires all or substantially all the assets or business of a party, whether by sale, merger or otherwise.

                  15.13 ORDER OF PRECEDENCE. Should the terms and conditions of any Exhibit to this Agreement or the terms of any purchase order delivered by either party conflict with the terms and conditions of this Agreement, the terms and conditions of the principal portion of this Agreement shall govern.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                     GENEVA PROTEOMICS, INC.

                                     By:
                                           -----------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------

                                     BRUKER DALTONICS INC.

                                     By:
                                           -----------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------


                                     BRUKER DALTONIK GMBH

                                     By:
                                           -----------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------



                [SIGNATURE PAGE TO STRATEGIC ALLIANCE AGREEMENT]

                                    EXHIBIT A

                                     PRICING

---------------------------------------------------------------------------------------------------
INSTRUMENTS                                                 LIST                       [**]
---------------------------------------------------------------------------------------------------
ESQUIRE                                                           9,604,375.00         [**]
REFLEX                                                            2,396,712.00         [**]
SOFTWARE/APPLICATIONS SUPPORT                                     1,200,000.00         [**]
---------------------------------------------------------------------------------------------------
                                                     SUM         13,201,087.00         [**]
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 ESTIMATE FOR 1YR.  OF CONSUMABLES                          LIST                       [**]
---------------------------------------------------------------------------------------------------
ESQUIRE                                                             456,395.00         [**]
REFLEX                                                              512,030.00         [**]
---------------------------------------------------------------------------------------------------
                                                     SUM            968,425.00         [**]
---------------------------------------------------------------------------------------------------

Note: The 1 Year Consumables are ONLY an estimate and are not included in the order. The consumables cost estimate do not include HPLC consumables, solvents, helium gas, microtitre plates, ZIP Tips, data storage, etc. that are not directly used by the mass spectrometers. For example, 1536 Zip Tips will be required for each 1536 target prepared. GeneProt is negotiating a solvent contract separately and is setting up the permanent facilities for purified water. Each esquire3000 will require approximately 7 atm L/day of pure Helium gas. The estimate for consumables is a very preliminary draft for discussion purposes. Until the methods are finalized and tested in the pilot phase, firm estimates of consumable will be difficult.



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


----------------------------------------------------------------------------------------------------------------------------
SUM:                                  LIST              [**]                   [**]                     [**]
----------------------------------------------------------------------------------------------------------------------------
TOF                                   2,239,512.00          [**]                     [**]                 [**]
COMPUTER / SW                            89,700.00          [**]                     [**]                 [**]
TARGETS / MATRIX                         67,500.00          [**]                     [**]                 [**]
CONSUMABLES ESTIMATE                    512,030.00          [**]                     [**]                 [**]
----------------------------------------------------------------------------------------------------------------------------
ALL                                   2,908,742.00          [**]                     [**]                 [**]
----------------------------------------------------------------------------------------------------------------------------
ALL (WITHOUT CONSUMABLES EST.)        2,396,712.00          [**]                     [**]                 [**]
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
TOF [**] TYPE IN                         %
---------------------------------------------
TOF INSTRUMENTATION                      [**]
BRUKER MANUFACTURED ACC                  [**]
EXTERNAL PARTS                           [**]
---------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOF                                               PRICE IN EURO      #     SUM LIST        [**] IN%     [**] PRICE
----------------------------------------------------------------------------------------------------------------------------
LINEAR + REFLECTOR                       100         278,200.00    [**]   [**]                [**]         [**]
(REFLECTOR, LISTPRICE 52,200)
MAP II                                   171          45,950.00    [**]   [**]                [**]         [**]
HOOD FOR MAP                             175           4,590.00    [**]   [**]                [**]         [**]
2ND YEAR WARRANTY                                     22,256.00    [**]   [**]                [**]         [**]
3RD YEAR WARRANTY                                     22,256.00    [**]   [**]                [**]         [**]
----------------------------------------------------------------------------------------------------------------------------
                                                                          [**]                             [**]
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
COMPUTER /
SW
----------------------------------------------------------------------------------------------------------------------------
PC FOR OFF-LINE DATA PROCESSING                        3,500.00      [**]    [**]             [**]            [**]
COMPUTER FOR MAP INC. WINDOWS NT AND                   4,000.00      [**]    [**]             [**]            [**]
MS OFFICE
SUBSTITUTE 21" MONITOR FOR 19" (SUN)     401           1,400.00      [**]    [**]             [**]            [**]
XMASS NT                                 445           3,100.00      [**]    [**]             [**]            [**]
BIOTOOLS                                 450           2,950.00      [**]    [**]             [**]            [**]
----------------------------------------------------------------------------------------------------------------------------
                                                                             [**]                             [**]
----------------------------------------------------------------------------------------------------------------------------



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

----------------------------------------------------------------------------------------------------------------------------
TARGETS / MATRIX
----------------------------------------------------------------------------------------------------------------------------
#26755 384 TARGET,WITH ANTI-CORROSIVE                253.00     [**]        [**]            [**]      [**]
COATING, GROUND
#72226 ANCHORCHIPTM  200/384  (384 ANCHORS,          414.00     [**]        [**]            [**]      [**]
200[MU]M DIAMETER)
#72227 ANCHORCHIPTM  400/384  (384 ANCHORS,          414.00     [**]        [**]            [**]      [**]
400[MU]M DIAMETER)
#72228 ANCHORCHIPTM  600/384  (384 ANCHORS,          414.00     [**]        [**]            [**]      [**]
600[MU]M DIAMETER)
#72229 ANCHORCHIPTM  800/384  (384 ANCHORS,          414.00     [**]        [**]            [**]      [**]
800[MU]M DIAMETER)
#29414 ANCHORCHIPTM  VAR/384                         414.00     [**]        [**]            [**]      [**]
384 ANCHORS, 4 DIFF ANCHOR DIAMETER:
96X200[MU]M, 96X400[MU]M, 96X600[MU]M,
96X800[MU]M
#72448 ANCHORCHIPTM  200/1536  (1536                 470.00     [**]        [**]            [**]      [**]
ANCHORS, 200[MU]M DIAMETER)
#72449 ANCHORCHIPTM  400/1536  (1536                 470.00     [**]        [**]            [**]      [**]
ANCHORS, 400[MU]M DIAMETER)
SANDWICH TARGETS AND ACCESSORIES
#25183  384 TARGET PLATE, STAINLESS                  103.00     [**]        [**]            [**]      [**]
STEEL, GROUND
#25184  384 TARGET PLATE, STAINLESS                  157.00     [**]        [**]            [**]      [**]
STEEL, POLISHED
# 24983 SCOUT MTP TARGET FRAME                       377.00     [**]        [**]            [**]      [**]
# 26475 KEY                                           62.00     [**]        [**]            [**]      [**]
FOR SANDWICH TARGET ASSEMBLY
PREPURIFIED MATRIX (500MG)                         2,500.00     [**]        [**]            [**]      [**]
----------------------------------------------------------------------------------------------------------------------------
                                                                            [**]                      [**]
----------------------------------------------------------------------------------------------------------------------------



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

----------------------------------------------------------------------------------------------------------------------------
ESTIMATE OF REFLEX CONSUMABLES PER YEAR
----------------------------------------------------------------------------------------------------------------------------
ANCHORCHIP TARGETS (SPOT TBD)                        470.00    [**]       [**]              [**]    [**]
DETECTOR MCP CARTRIDGE                             2,250.00    [**]       [**]              [**]    [**]
PREPURIFIED MATRIX (500MG)                         2,500.00    [**]       [**]              [**]    [**]
MECHANICAL PUMP OIL                                   37.00    [**]       [**]              [**]    [**]
----------------------------------------------------------------------------------------------------------------------------
                                                                          [**]                      [**]
----------------------------------------------------------------------------------------------------------------------------



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


----------------------------------------------------------------------------------------------------------------------------
SUM:                                     LIST                 [**] PRICE                  [**] IN% (CALC.)
----------------------------------------------------------------------------------------------------------------------------
ESQUIRE                            8,953,980.00                   [**]                      [**]
COMPUTER                             194,000.00                   [**]                      [**]
CONSUMABLES ESTIMATE                 456,395.00                   [**]                      [**]
----------------------------------------------------------------------------------------------------------------------------
ALL                                9,604,375.00                   [**]                      [**]
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------
ESQUIRE [**] TYPE IN                    %
--------------------------------------------
ESQUIRE INSTRUMENTATION                 [**]
BRUKER MANUFACTURED ACC                 [**]
EXTERNAL PARTS                          [**]
--------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ESQUIRE                   PRICE IN EURO    #                SUM LIST       [**] IN%      [**] PRICE
----------------------------------------------------------------------------------------------------------------------------
ESQUIRE3000                  166,000.00   [**]            [**]                    [**]     [**]
2ND YEAR WARRANTY             13,280.00   [**]            [**]                    [**]     [**]
3RD YEAR WARRANTY             13,280.00   [**]            [**]                    [**]     [**]
ON-LINE NANOSPRAY              7,020.00   [**]            [**]                    [**]     [**]
21" MONITOR                    1,330.00   [**]            [**]                    [**]     [**]
----------------------------------------------------------------------------------------------------------------------------
                                                          [**]                             [**]
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
COMPUTER
----------------------------------------------------------------------------------------------------------------------------
DECONVOLUTION                    400.00   [**]              [**]                  [**]       [**]
BIOTOOLS                       2,950.00   [**]              [**]                  [**]       [**]
OFFLINE DATAANALYSIS           3,700.00   [**]              [**]                  [**]       [**]
MASCOT WORKSTATION             7,500.00   [**]              [**]                  [**]       [**]
MASCOT LICENCE                 2,750.00   [**]              [**]                  [**]       [**]
----------------------------------------------------------------------------------------------------------------------------
                                                            [**]                             [**]
----------------------------------------------------------------------------------------------------------------------------


SUMMARY OF INDIVIDUAL SYSTEM PRICING            [**] DUE ON DELIVERY    [**] DUE ON ACCEPTANCE      NUMBER OF SYSTEMS
ESQUIRE WITH ESI
END PRICE [**]                                        [**]                       [**]                     [**]
ESQUIRE WITH ON-LINE NANOSPRAY
END PRICE [**]                                        [**]                       [**]                     [**]
ESQUIRE WITH ESI + 21" MONITOR
END PRICE [**]                                        [**]                       [**]                     [**]
ESQUIRE WITH ON-LINE
NANOSPRAY + 21" MONITOR
END PRICE [**]                                        [**]                       [**]                     [**]



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

-------------------------------------------------------------------------------------------------
ESTIMATE OF ESQUIRE3000 CONSUMABLES PER YEAR
-------------------------------------------------------------------------------------------------
GLASS CAPILLARY                2,150.00     [**]      [**]                  [**]       [**]
ESI NEEDLES
(SET OF 2 , #27921)              350.00     [**]      [**]                  [**]       [**]
PACKAGE OF 15
NANOSPRAY NEEDLES                300.00     [**]      [**]                  [**]       [**]
CHANNEL MULTIPLIER             1,300.00     [**]      [**]                  [**]       [**]
CALIBRATION MIXTURE              171.00     [**]      [**]                  [**]       [**]
MECHANICAL PUMP OIL               37.00     [**]      [**]                  [**]       [**]
-------------------------------------------------------------------------------------------------
                                                      [**]                             [**]
-------------------------------------------------------------------------------------------------



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT B

                          GENERAL TERMS AND CONDITIONS

GENERAL TERMS              The following General Terms and Conditions are valid
AND CONDITIONS             only in connection with the Strategic Alliance
                           Agreement between GeneProt and BDAL dated as of September 8, 2000. All terms capitalized, but not otherwise defined herein shall have the meanings set forth in the Agreement.


PRICING TERMS AND          Prices for all Products are F.O.B., Bremen Germany,
CONDITIONS                 and do not include import duty, state, local, or any
                           other taxes but include packing and insurance.
                           GeneProt will supply with each purchase order a certificate indicating that the sale is either exempt from these taxes, or that the buyer will directly remit any applicable sales/use taxes. This offer includes equipment purchased under Quotation
                           #08-11-2000-GPI-3, and the terms and conditions of this offer supersede Quotation #08-11-2000-GPI-3.
                           Offer valid until 15 Sept. 2000


QUOTATION                  This offer number 0/317 includes equipment purchased
#08-11-2000-GPI-3          under Quotation #08-11-2000-GPI-3 and the terms and
                           conditions of this offer supersed those of Quotation
                           #08-11-2000-GPI-2.


PAYMENT TERMS              Payment for Consumables are invoiced 100% on
                           delivery.

                           Payment for each System order must be made as follows: [**]% of the purchase price of such System shall be paid with GeneProt's initial order, [**]% thereof shall be paid within 30 days following delivery of a System and [**]% shall be made upon Acceptance of a System. (All payments made as of the date of this Agreement under Quotation #08-11-2000-GPI-3 shall be applied toward the purchase of future Systems.)

                           Payments not made within the time period set forth above shall be assessed interest at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by applicable law.


[**] LEVEL                 GeneProt shall receive discounts off the price
                           of a Product as listed on the Price List in effect in the country of delivery as of the date of any order placed under the Agreement. [**] shall be as follows:

                            [**] for each Reflex MALDI-TOF system,
                            [**] for each esquire3000 system,
                            [**] for Consumables, and
                            [**] for all service not covered by the warranty
                           provisions of the Agreement or any other provision of the Agreement.

                           All Systems purchased under this Agreement include 2 years of extended warranty for which GeneProt is paying at [**] the original price for each year of such extensions.



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

TRADE IN OPTION            If GeneProt elects to purchase next generation
                           products similar to the Systems from BDAL within the first three years after Acceptance of a System, GeneProt may trade-in such System and receive a credit against the purchase of a next generation product as follows:

                            - Within [**] after Acceptance of a System,
                           GeneProt would receive a credit equal to [**] of the System's original purchase price.
                            - Within [**] after Acceptance of a System,
                           GeneProt would receive a credit equal to [**] of the System's original purchase price.
                            - Within [**] after Acceptance of a System,
                           GeneProt would receive a credit equal to [**] of the System's original purchase price.


CONFIGURATION OF           [**] esquire3000 Systems with on-line NanoSpray
PURCHASED ESQUIRE3000      [**] esquire3000 Systems with electrospray
SYSTEMS                    (21"monitors for [**] esquire3000 Systems)
                           50 copies of BioTools
                           5 copies each of off-line DA and Deconvolution
                           (printers for [**] esquire3000 Systems)


CONFIGURATION OF           [**] Reflex with linear & reflectron operation, MAP
PURCHASED REFLEX           II/8 with hood, MAPII/8 computer, off-line copies of
MALDI-TOF SYSTEMS          XMASS and BioTools, and assorted targets.

                           Printers are to be included with [**] out of [**] of such Systems.


WARRANTY The warranty described in the Agreement includes both parts and labor and covers the repair or replacement of all defective Products, subject to the provisions of this paragraph. BDAL shall be responsible for all expenses incurred in performing all warranty services, including costs related to shipping and hereby agrees that it shall provide replacement Products for use by GeneProt such that GeneProt shall not be without the use of a System for more than 30 days at any one time. For items supplied by not manufactured by BDAL, the warranty terms of the manufacturere will be transferred to GeneProt. The warranty does not cover consumables, pump oil, routine pump maintenance (e.g. cleaning, oil change, etc.), MALDI targets, digital media and solvents.

                           BDAL shall provide one of its employees to GeneProt for the purpose of acting as a Site Manager upon completion of the installation and integration services to be performed by BDAL. The Site Manager shall be responsible for coordinating and completing all warranty service on the Products and shall generally



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

INSTALLATION               BDAL shall perform all installation and integration
                           services necessary to enable the Products to safely and effectively function in accordance with the direction of GeneProt. GeneProt shall be obligated to perform site preparation tasks as described in BDAL's
                           Site Preparation guide attached to the Agreement as Exhibit ____.


SERVICE Warranty service of the complete GeneProt proteomics factory shall be performed under the direction of a site manager hired and paid by BDAL who shall remain an employee of BDAL. Such site manager shall perform such service and shall remain on-site at GeneProt's proteomics factory during the Warranty Period.

                           All back-up services will be provided by BDAL Switzerland. Non-warranty services will be charged as specified in BDAL's then current Price List minus the discount set forth herein.


SOFTWARE/ APPLICATIONS     BDAL shall provide the equivalent of four man years
R&D AND SUPPORT            of expert software, applications and research and
                           development support from its subsidiary in Bremen, Germany (BDAL Germany) for the purpose of:

                           1. Automating and adapting GeneProt's proteomics factory to meet GeneProt's specifications. In this process, if GeneProt purchases either a Waters or Flux HPLC equipment instead of BDAL's standard Agilent 1100, BDAL shall incorporate control of such equipment into the integrated Proteomics factory within 90 days after receipt of notice of such purchase and delivery of the selected pump to BDAL's Bremen, Germany location.

DELIVERY SCHEDULE          BDAL shall deliver the Products purchased under the
                           Agreement in accordance with the following schedule:

                           1. On or before [**] BDAL shall deliver [**] Reflex MALDI-TOF Systems, [**] esquire3000 Systems with 21" monitors and on-line Nanospray and [**] esquire3000 Systems with 21" monitors and electrospray. Installation at the customer's site will commence no later than the [**].

                           2. On or before [**], BDAL shall deliver [**] Reflex MALDI-TOF System and [**] esquire3000 Systems with on-line NanoSpray. Installation of these machines at the customer's site will commence no later than the [**].

                           3. On or before [**], BDAL shall deliver [**] Reflex MALDI-TOF Systems, [**] esquire3000 Systems with on-line Nanospray and [**] esquire3000 System with electrospray. Installation of these machines at the customer's site will commence no later than the [**].

                           4. On or before [**], BDAL shall deliver [**] Reflex MALDI-TOF System, [**] esquire3000 Systems with on-line Nanospray and [**] esquire3000 System with electrospray. Installation of these machines at the customer's site will commence no later than the [**].




PRINCETON OPTION           GeneProt shall have the option, exercisable within
                           [**] after Acceptance of all System purchased under the Agreement for GeneProt's Geneva, Switzerland factory, to purchase Products in the same quantities and with the same terms and conditions (including, without limitation, discounts from the purchase price of such Products), as set forth in the Agreement.
                           GeneProt may exercise this option by delivering written notice to BDAL of its intention at any time prior to the expiration of the option as described above. Upon receipt of such notice and a corresponding order of Products, BDAL covenants that it will use its best efforts to meet GeneProt's desired schedule for delivery and installation of such Products, but in any event BDAL shall deliver such Systems within [**] after receipt of such notice and order.

LIABILITY                  1. BDAL and BDAL Germany experssly disclaim
                           responsibility for loss or damage caused by use of its goods other than in accordance with proper operating procedures.

                           2. To the extent that such exclusions are in compliance with the law, BDAL and BDAL Germany shall in no event be liable for incidential, consequential or resulting loss or damage of any kind, however caused. To the extent that such exclusion is in compliance with the law, BDAL and BDAL Germany's liability for damages shall not exceed the payment, if any received by BDAL and BDAL Germany for the product or service furnished or to be furnished as the case may be which is the subject to claim or dispute. The same applies to any claims of GeneProt for damages arising from delay or non performance from positive violation of claims, violation of duties during contract negotiations or tortious acts.



[**] Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                    EXHIBIT C


              SOFTWARE/APPLICATION RESEARCH AND DEVELOPMENT SUPPORT



1. IMPLEMENTATION AND INTEGRATION. BDAL shall provide expert software, application and research and development support to GeneProt for its proteomics factory automation and adaptation to:

         integrate [**] into GeneProt's proteomics factory environment located in Geneva Switzerland as directed by GeneProt;

         optimize BDAL's [**] for optimized sensitivity and robust automation utilizing GeneProt's preferred protocols for first [**] and [**];

         integrate the [**] and [**] data output, appropriately analyzed to GeneProt's preferred analysis protocols by [**], and use either [**] or GeneProt's preferred [**] search tool (at GeneProt's discretion) to create high-throughput protein identification from [**];

         integrate either [**], if GeneProt selects either of these systems instead of the [**]. This integration will be performed within 90 days after receipt of notice of selection given by GeneProt and delivery of the selected [**] to BDAL's software center in Bremen, Germany. GeneProt shall obtain the necessary technical assistance from the pump manufacturer; and

         integrate [**] data analysis and interpretation operations as an [**] for geneprot's selected search engines and sequence databases. such a [**] and will play an important role in the protein data management.



[**] Indicates information which has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   EXHIBIT D

                    PRICE LIST / DESCRIPTION OF PRODUCTS


                                ESQUIRE
                                      3000
                                ----------


                           HIGH-PERFORMANCE BENCHTOP
                                HPLC/MS(n) SYSTEM



                          [PHOTO-DESCRIPTION TO COME]


                                 EXHIBIT D-1

                      DESCRIPTION AND EUROPEAN PRICE LIST







                                 EXHIBIT D-2

                              TABLE OF CONTENTS

1.  Introduction                                                    4

2.  esquire3000 Standard Pricing                                    6

3.  esquire3000 Options                                             8

      3.1.  HARDWARE OPTIONS......................................  8

      3.2.  SOFTWARE OPTIONS...................................... 10

4.  Miscalleneous                                                  11

5.  General Terms and Conditions                                   12

      5.1.  WARRANTY.............................................. 12

      5.2.  TERMS AND CONDITIONS.................................. 12

      5.3.  PAYMENT TERMS......................................... 12

      5.4.  DELIVERY.............................................. 12

      5.5.  INSTALLATION.......................................... 12

      5.6.  SITE PREPARATION...................................... 12

6.  Consumables Price List                                         13



                                 EXHIBIT D-3

        INTRODUCTION

Bruker Daltonik's new esquire3000 provides a new analytical flexibility for the structural characterization and quantitation of complex mixtures in drug discovery, metabolic profiles, proteomics, combinatorial chemistry and other applications. This system offers the perfect combination of highest performance with intuitive software to simplify the setup and interpretation of HPLC/MS(n) and CE/MS(n) analyses.

The esquire3000 is equipped with the successful Agilent electrospray ion source, which has proven to be robust and sensitive due to its orthogonal sprayer design. Technological innovation led to a new level of performance of Bruker Daltonik's ion trap MS and MSn analyzer. It now provides an unrivaled mass range of m/z 3000 with monoisotopic resolution and an equally unrivaled sensitivity in the low pg range.
The intuitive software guarantees for optimized workflow. It features the unique SmartSuite(TM) for automated system optimization and integrates applications-oriented tools, e.g. for quantitation and protein analysis.

Most prominent features are:

- Highest sensitivity of all LC-MS/MS instruments (sensitivity 20:1 S/N at 10 pg Reserpin Full Scan MS/MS)

- High mass resolution: 0.3 u FWHM in the m/z range of 50-3000, resulting in the isotopic resolution for up to (M+3H)(3+) and (M+4H)(4+) ion signals, at a scan speed of 1650 Da/s.

- Extended Mode with SpeedScan 27.000 Da/s at a mass range of m/z 200 - 6000 with 4u FWHM


                                 EXHIBIT D-4

- Ion Charge Control (ICC) for automated regulation of the ion accumulation time to provide a wide dynamic range without overloading the trap.

-  New SmartSuite -TM- Features:

   - SPS -TM- (Smart Parameter Setting) providing optimized parameter settings for user defined masses.

   -  SmartCal -TM- Autocalibration/Autotune

   - SmartFrag -TM- Ramping during Fragmentation (for easy AutoMS/MS setup and Library Search)

   -  EasyTune Page showing only the important parameters

   -  STS -TM- (Smart Time Segment) Editor setup based on MS data

   -  SmartRamp -TM- Parameter Ramping for Method development

- Fast scan speed: up to 13,000 Da/s at better than unit resolution for capturing more than 100 scans across a typical LC peak.

- Subsequent, multiple fragmentation (MS/MS) of analyte molecules up to MS(11) for structural elucidation.

- New On-Line Nanoelectrospray for capillary LC applications providing searchable results down to the femtomol range.

-  Fast switching between positive and negative ionization

-  Divert Valve

                                  Exhibit D-5

                          ESQUIRE3000 STANDARD PRICING

QTY                 DESCRIPTION                                                    PRICE
---     ----------------------------------------------------------------------  ---------------
        ESQUIRE3000 -TM-                                                        EURO 166,000.00
        NEW ION TRAP LC/MS(N) DESIGNED TO ACCESS A NEW DIMENSION OF
        ANALYTICAL FLEXIBILITY AND VERSATILITY FOR STRUCTURAL CHARACTERIZATION
        AND QUANTITATION OF COMPLEX MIXTURES IN PROTEOMICS, DRUG
        DISCOVERY, METABOLIC PROFILES, COMBINATORIAL CHEMISTRY AND OTHER
        LIFE SCIENCE APPLICATIONS.
        THE BASIC SYSTEM CONSISTS OF:

1       COMPACT, BENCHTOP ENCLOSURE FOR MASS ANALYZER, ESI SOURCE,
        ELECTRONICS AND TURBOPUMPS WITH

        -  2 SOFTWARE SELECTABLE MASS RANGES

           -  STANDARD mass range 50 -3000 u with three scan rates

              -  NORMAL: 13,000 u/sec, 0.6 u resolution

              - ENHANCED: 5550 u/sec, 0.4 u FWHM for isotopic resolution of up to triply charged ions

              - MAXIMUM: 1650 u/sec, 0.3 u FWHM for charge state determination up to four charges

           - HIGH mass range: 200-6000 u at 27,000 Da/s scan rate with 4 u_FWHM

        - Same resolution across the full mass range in MS mode and MS(n) mode(n # 11) for each scan rate

        -  Highest sensitivity of all ion traps (sensitivity 10 pg MS/MS 20:1
           S/N)

        - Robust and sensitive Agilent orthogonal ESI source with fast switching power supply for positive/negative mode

1       ROUGH PUMP (please specify required voltage)                                      INCL.

1       SET OF MANUALS AND REFERENCE CD-ROMS                                              INCL.

1       SYRINGE PUMP (please specify required voltage)                                    INCL.

                                Exhibit D-6




1       ESQUIRE3000 DATA SYSTEM, CONSISTING OF:                                           INCL.

        -  HP KAYAK XA 7/500 SI1 with 500 MHz, 10 GB HD, 128 MB RAM,
           CD-ROM and CD-Writer

        -  HP LASERJET 2100 (please specify required voltage)

        -  HP 17" COLOR MONITOR HP 75

1       SOFTWARE PACKAGE ESQUIRE NT 4.0                                                   INCL.

        -  Unique SmartSuite TM software features for optimized workflow

        -  Advanced data processing with automation capability

        -  New QuantAnalysisTM quantitation package

        - LibrarySearch of MS/MS spectra with advanced matching algorithms

        CONSISTING OF:

        - BRUKER DALTONICS ESQUIRE NT 4.0 control software package including
           BRUKER DALTONICS POST PROCESSING SOFTWARE DA 2.0 WITH:

           -  QuantAnalysisTM Module

           -  LibrarySearchTM Module

           -  Charge Deconvolution Module

        -  AGILENT HPLC 2D CHEMSTATION VER A.07.0X

        -  AGILENT HPLC CHEMSTATION SPECTRAL S/W

1       INSTALLATION                                                                      INCL.

1       FAMILIARIZATION COURSE (UPON INSTALLATION)                                         INCL.

                                 Exhibit D-7

QTY                           DESCRIPTION                           PRICE
------------------------------------------------------------------------------
          BRUKER OFF-LINE NANOELECTROSPRAY (PART-# 26871)        E   7,320.00
          Accessory for off-line electrospray at nanoliter/min
          flow rates. Includes 100 coated needles, mount,
          positioning controls and video monitoring.

          BRUKER ON-LINE NANOELECTROSPRAY (PART-# 29079)         E   7,020.00
          Accessory for on-line nanoelectrospray for
          capillary LC applications (100-500 nl/min).
          Includes 20 needles (15mum inner diameter, for
          200-500 nl/min) and microscope

          ----------------------------------------------------
          NanoSPRAY was developed in collaboration with
          M. Mann and M. Wilm at the EMBL, and is
          exclusively licensed to Bruker for ion traps. Its
          ultra-narrow spray tip is loaded with 1 - 10 mul
          of sample. Just 2 muul of sample permit measurement
          times greater than 30 minutes to study the sample with
          MS, MS/MS and MS(n).
          ----------------------------------------------------

          ADDITIONAL NANOELECTROSPRAY NEEDLES 15 MUUM (PACK
          OF 20) (PART-# 27364)                                  E 240,00.00

          AGILENT APCI SOURCE OPTION (PART-# 72685)              E  9,500.00
          Atmospheric pressure chemical ionization source
          includes APCI nebulizer and vaporizer, spray
          chamber, corona discharge needle and calibration
          sample. Easy switch-over between ESI and APCI
          without breaking vacuum.

          AGILENT 3D CAPILLARY ELECTROPHORESIS SYSTEM
          (PART-# G1602A)                                          as per
          Consists of the Agilent 3D CE instrument, Agilent        Agilent
          3D-CE Chem-Station Software, HP Computer, HP             country
          Laserprinter and OS for Computer                         price list

          AGILENT CE-ESI-MS SPRAYER KIT (PART-# G1607A)            as per
          Agilent 3D CE-ESI-MS "Triple Layer Needle"               Agilent
          sprayer kit for coupling of a CE-System to the           country
          API/ESI Source of the esquire3000                        price list

          AGILENT 3D CE CE-MS ADAPTER KIT                          as per
          Adapter Kit to connect the Agilent 3D CE System          Agilent
          to a Mass Spectrometer. Necessary for use of the         country
          CE with the esquire3000                                  price list


                                   Exhibit D-8


QTY                           DESCRIPTION                           PRICE
------------------------------------------------------------------------------
          AGILENT TECHNOLOGIES 1100 HPLC                         All as per
                                                                 Agilent
                                                                 country
          The Agilent 1100 HPLC system can be combined to        price list
          customer's needs from the following set of
          subcomponents

          o  1100 binary pump G1312A
                                        (Bruker-Part-# 22086)
          o  1100 Diode-Array Detector
                                        (Bruker-Part-# 24106)
          o  (w/o Flow Cell) G1314A
             with deuterium lamp
          o  Standard Flow Cell for AGILENT 1100 DAD OPT021
                                        (Bruker-Part-# 27520)
          o  1100 Vacuum Degasser G1322A
                                        (Bruker-Part-# 22088)
          o  1100 Automatic Sampler G1313A
                                        (Bruker-Part-# 16839)
          o  1100 Thermostatic Column Holder G1316A
                                        (Bruker-Part-# 23471)
          o OPTIONS:
          o  1100 Quaternary Pump G1354 A
          o 1100 Option for G 1312A with sealing rinse for use with high concentration salt solutions OPT 030
          o  1100 Manual Sample Injector G1328A
          o  1100 Option for G1316A 4-way column switching
             OPT 055
          o  1100 DAD with deuterium and tungsten lamp (w/o
             Flow cell) G1315A
          o  1100 Option 055 for G1315A Flow Cell
          o  1100 Control Module G 1323 A
          o  ChemStation Additional License G2175AA

          BRUKER DALTONICS N(2) GENERATOR LC-MS-NGM-11
          (PART-#26875)                                          E   6,620.00
          The nitrogen generator LC-MS-NGM 11 produces
          nitrogen continuously up to a max. purity of 99,5%.
          o  prefiltration system to remove particles.
          o  membrane based separation
          o  no moving parts
          o  LC-MS-NGM 11 does not need any electrical power


                                   Exhibit D-9


QTY                           DESCRIPTION                           PRICE
------------------------------------------------------------------------------

          BRUKER DALTONICS N(2) GENERATOR LC-MS-NGM-11 K
          (PART-#72461)                                          E  10,000.00
          Upon request, the Bruker LC-MS-NGM 11K model with
          a built-in low noise and oil-less air compressor
          for permanent use (less than 50 dbA) is available
          (indicate required voltage)

          HP P1100 21" MONITOR (PART-# 30313)                    E   1,330.00
          Trinitron Tube, supports Ultra VGA (1024 X
          768)60/75/85Hz, Ultra VGA 1600 (1600 x
          1200)60/75/85Hz, Ultra VGA 2 (1280 x 1024)60/75/85
          Hz

          SOFTWARE OPTIONS

          BIOTOOLS (PART-#28693)                                  E   2,950.00
          BioTools NT Based Analysis and Interpretation
          Package. Supports processed spectra and/or peak
          picking results from the esquire3000 ion trap
          system, FLEX(TM) III series of MALDI-TOF mass
          spectrometers, BioTOF(TM) orthogonal ESI-TOF
          system, and APEX(TM) II series of FTMS systems.

          o Internet library searches are fully integrated in the software using EMBL PeptideSearch and MASCOT (peptide fingerprint and MS/MS) Requires
          Windows NT (4.0 with Service pack 4, Microsoft
          Internet Explorer 4.0 or greater) PC with Pentium
          II CPU, minimum 300 MHz, graphic resolution 1024
          * 768 pixel with 256 colors or better, 128
          MBytes of RAM or better, 4 GBytes or larger hard disk (SCSI recommended), 3.5" Floppy Drive with
          1.44 MB capacity, CD-ROM Drive (4x or greater), and Ethernet interface (Computer not included)

          GPMAW (32 BIT)(PART-# 21521)                           E     218.00
          The standard Windows NT based protein mass
          analysis program by Peter Hojrup, Odense
          University. Designed for protein digest MS/MS
          analysis. Includes local sequence database
          searches for low throughput work. Import filters
          for esquire3000 peak lists and FLEX. Free
          Software upgrade via GPMAW Internet homepage

                                 Exhibit D-10


QTY                                DESCRIPTION                                      PRICE
---------------------------------------------------------------------------------------------

     MASCOT (PART-#28795)                                                       E    5,625.00
     Intranet version of the Internet search software from Matrix Science.
     The software enables OWL, NCBInr and dbEST protein sequence database searches using MS and MS/MS (PSD) data.
     - No interpretation - even partial - needed for MS/MS searches!
     - BATCH SEARCHES FROM COMPLETE (ESQUIRE 3000) LC-MS/MS RUNS ARE ALSO
       SUPPORTED. AND ARE AN INTEGRAL PART OF THE MS BIOTOOLS SOFTWARE.
       REQUIRES AN NT-WORKSTATION WITH SERVER SOFTWARE

     BRUKER DALTONICS DATAANALYSIS POST PROCESSING SOFTWARE PACKAGE DA 2.0      E    3,700.00
     (PART-#72669)
     - Intuitive treeview-TM- for data-handling
     - Unified handling of profile spectra and mass spectra
     - full 32-bit support
     - easy-to-learn
     - easy-to-use

     BRUKER DALTONICS QUANTANALYSIS-TM- MODULE FOR DA 2.0                       E      750.00

     BRUKER DALTONICS LIBRARYSEARCH-TM- MODULE FOR DA 2.0                       E      700.00

     BRUKER DALTONICS CHARGE DECONVOLUTION MODULE FOR DA 2.0                    E      400.00

     AGILENT DECONVOLUTION/BIOANALYSIS (PEPTIDE TOOLS)(PART-#22190)             E     7,250.00
     Software package consisting of the Bruker DA deconvolution option and AGILENT Peptide Tools (G1981AA):

     AGILENT PEPTIDE TOOLS SOFTWARE PACKAGE W/0 DECONVOLUTION OPTION            E     3,050.00
     (PART-#20419)

         MISCELLANEOUS

     TRAINING COURSE                                                            E     1,950.00
     Three day extended training course at the factory in Bremen
     (Price is per person and excludes travel and lodging, 8 hours training per day))


                                  Exhibit D-11

         GENERAL TERMS AND CONDITIONS

         WARRANTY

     One (1) year after acceptance, but not longer than 15 months after delivery. Warranty covers both parts and labor. For items supplied but not manufactured by Bruker, the warranty terms of the manufacturer will be transferred to the buyer. The warranty does not cover consumables, columns, capillaries, needles, routine pump maintenance (e.g. cleaning, oil change, etc.), digital media, solvents, etc.

         TERMS AND CONDITIONS

     All prices are quoted F.O.B. Bremen and do not include import duty, and do not include state, local or any other taxes. Buyer will supply with the purchase order a certificate that purchase is exempt from sales tax or that buyer will directly remit sales/use tax, if any.

         PAYMENT TERMS

     Irrevocable Letter of Credit with:
         40% upon order
         40% upon delivery*
         20% upon demonstration of specification

     * If delivery of the system is delayed by request of the purchaser, then the amount due upon delivery will be considered payable on the quoted delivery date.

         DELIVERY

     Approximately 60 days ARO

         INSTALLATION

     Installation includes familiarization on-site by the installation engineer. Additional factory training is available as an option. Please contact Bruker for further details.

         SITE PREPARATION

     Please see the Site Preparation Document for details


                                    Exhibit D-12

         CONSUMABLES PRICE LIST

     Please contact Bruker Daltonik GmbH, Bremen, Germany at +49-421-2205-0 for information on spare parts.



                                                                     LIST-PRICE E


CONSUMABLES

MISCELLANEOUS

Filter Nitrogen                                     21755               225,00
Vials pre-backed sample 1ml (100 pcs)               21756                12,00
Caps snap-on, teflon only (100 pcs)                 21757                12,00
Microliter Syringe, 250ul                           21232                45,00
Fill Port Assembly, 1/16"                           18218                14,00
Tee Union, SS, 1/16", 0,020mm                       21737                73,00
Septa Thermogreen LB-2, D=10mm (50 pcs)             47445                79,00
Fitting (10 pcs)                                    21150                24,00
Union                                               21151                38,00
Tubing, PEEK-; 1/16", 1,5m                          80172                18,00
Rough Pump Oil, Inland 45                           20221                  -
Rough Pump Oil, Ultragrade 19 (Can with 4liters)    49777                37,00
Pipette, 0.5ul - 5ul (200 pieces in a pack)         47008                43,00

CHEMICALS AND CLEANING TOOLS



                                         Exhibit D-13


Reserpine 5ng/ul (AGILENT Part-#G2423A)             21792               136,00
Calibration Tune Mix standard mass range            18219(100ml)        171,00
(AGILENT Part-#G2431A)
Calibration Tune Mix extended mass range            18220(100ml)        171,00
AGILENT Part-#G2421A)
Calibration Tune Mix APCI (AGILENT Part-#G2422A)    27227                  -
Acetonitril Chromasolv (1000 ml)                    44108                30,00
Water for Chromatography (1000 ml)                  42111                 9,00



                                           Exhibit D-14



         DESCRIPTION                                          LIST-PRICE E


CHEMICALS AND CLEANING TOOLS

2-Propanol Chromasolv (1000 ml)                    21816          19,00
Cloths, clean, lint free, Kimwipes (1 box)         68343           3,00
Gloves, clean, lint free, Size 9 1/2 (1 box)       01213           6,00


                                       Exhibit D-15

                                  FLEX
                                      SERIES


                FULLY AUTOMATED MALDI-TOF MASS SPECTROMETERS

                                      FOR

           ROUTINE HIGH-PERFORMANCE HIGH-THROUGHPUT APPLICATIONS


                          [PHOTO DESCRIPTION TO COME]

                                      IN

               PROTEOMICS, GENOMICS, PHARMACOGENOMICS, PROTEIN
             ANALYSIS, PEPTIDE & OLIGONUCLEOTIDE SEQUENCING, AND
                              SYNTHETIC POLYMERS


                                 Exhibit D-16

                     DESCRIPTION AND EUROPEAN PRICE LIST


                                 Exhibit D-17

                              TABLE OF CONTENTS

3             INTRODUCTION

8             COMPLETE MALDI-TOF SYSTEMS, OPTIONS, AND PRICING

17            COMPUTER & SOFTWARE OPTIONS

20            SCOUT-TM- MTP AND SCOUT-TM- 100 MALDI TARGETS

23            TRAINING, SERVICE, AND MAINTENANCE

25            GENERAL TERMS & CONDITIONS


                                 Exhibit D-18

                                  FLEX
                                      SERIES


                                 INTRODUCTION


                                 Exhibit D-19

THE FLEX MALDI-TOF MASS SPECTROMETER

PRODUCT LINE

The FLEX-TM- series of MALDI-TOF mass spectrometers offers a full range of performance from the REFLEX-TM- III with the ultimate performance and flexibility, to the research grade high-throughput BIFLEX III and finishing with high performance and easy to use walk up bench-top OmniFLEX. Common to the entire line is intelligent automation with "fuzzy logic" based AutoXecute-TM- for problem solving in the analytical and bio-analytical lab-oratories with a wide variety of applications. Examples in Proteomics, Genomics, Pharmacogenomics, protein analysis, peptide and oligonucleotide sequencing, and synthetic polymer analysis are well documented in product notes, application notes and reprints of scientific literature available from Bruker Daltonics. All FLEX MALDI-TOF mass spectrometers offer the highest performance available in their price class.

GRIDLESS ION SOURCES AND REFLECTRONS

Bruker Daltonics pioneered the first commercial gridless two stage reflectron based TOF mass spectrometer almost two decades ago and was the first to apply MS/MS to MALDI-TOF MS for peptides with FAST (Fragmentation Analysis and Structural TOF) for PSD (Post Source Decay) measurements of metastable ions. With the introduction of PIE (pulsed ion extraction) Bruker added ISD (In-Source Decay) for sequencing even on "linear only" instruments. The gridless design of both the ion sources and reflectrons of the FLEX series of MALDI-TOF mass spectrometers eliminates the ion loss and scattering that occurs


                                  Exhibit D-20
with lower performance gridded systems to give both high mass accuracy and the highest sensitivity possible especially at higher molecular weights.

SCOUT-TM- MTP AND SCOUT-TM- 100 SAMPLE INLETS

BRUKER DALTONICS' REFLEX-TM- III AND BIFLEX-TM- III MALDI-TOF MS SYSTEMS OFFER THE INNOVATIVE SCOUT-TM- MTP AUTOMATED SAMPLE TARGET IN MICROTITRE FORMAT AS THE STANDARD INLET SYSTEM. WITH X150 MAGNIFICATION OPTICS, THE SCOUT MTP ALLOWS FOR DETAILED EXAMINATION OF THE SAMPLE SPOT. FOR HIGH THROUGHPUT, AUTOMATED MALDI-TOF WITH UNATTENDED ACQUISITION, THE COMBINATION OF THE SCOUT MTP MICROTITRE FORMAT WITH THE POWERFUL AUTOXECUTE-TM- SOFTWARE AND PRECISE X-Y POSITIONING WITH 4 MICRONS STEP-SIZE OFFERS UNRIVALLED REPRODUCIBILITY BETWEEN SAMPLE SPOTS. "FUZZY LOGIC" ALGORITHIMS OPTIMIZE FOR HIGHEST QUALITY DATA FOR UP TO 1,536 SAMPLES ON 1 TARGET. THE SCOUT MTP OFFERS BOTH THE LARGEST PHYSICAL TARGET AND THE LARGEST CAPAC-ITY IN THE INDUSTRY WHILE LEVERAGING EXISTING AUTOSAMPLER/ROBOT TECHNOLOGY BY USING AN IDENTICAL PATTERN FORMAT AND PHYSICAL DIMENSIONS AS A MICROTITRE PLATE. THE SCOUT MTP WITH THE MAP II OR MAPII/8 SAMPLE ROBOT (SEE BELOW) ARE IDEAL FOR HIGH VOLUME BATCH ANALYSIS IN LARGE INDUSTRIAL PRODUCT DEVELOPMENT PROGRAMS.

In multi-user environments where several groups with different sample classes need a cost-effective easy to use bench-top system, the OmniFLEX-TM- with the SCOUT-TM- 100 inlet system is ideal as a walk up instrument. Based on the rugged and proven SCOUT 26 sample inlet, the SCOUT 100 offers different targets with up to 100 positions. When combined with AutoXecute (see below) the OmniFLEX with the SCOUT 100 is the first bench-top MALDI-TOF MS system worth buying to achieve high quality data from an economical instrument.


                                 Exhibit D-21

AUTOMATION

The demand for high throughput automated sample preparation and analysis for a wide range of sample classes is rapidly increasing. This is addressed by Bruker with the SCOUT MTP, AutoXecute, and with the Bruker Daltonics MAP II and MAPII/8 (MALDI Auto Preparation) sample robots based on the popular Gilson 215 and Gilson Multiprobe robot, resp.. The robots of the MAP II series MAP II have racks that can each hold up to ten microtitre plates, as well as a variety of other sample formats including a wide variety of standard glass and plastic sample vials. This allows the Bruker user to prepare automatically a large number of samples easily and reproducibly in a batch mode directly on the MALDI target.

For automated data acquisition, the AutoXecute acquisition interface includes "fuzzy logic" algorithms for fast automated optimization of the instrument for almost any sample class without operator intervention. This includes automatic optimization of proteins, peptides, oligonucleotides, carbohydrates and synthetic polymers samples with automatic processing, plotting and report generation. Using these automation features, it is not even necessary for the instrument operator to view the spectrum for many routine samples.


SOFTWARE AND COMPUTER OPTIONS

The Bruker Daltonics FLEX product line comes standard with the XACQ data acquisition including AutoXecute and the XMASS-TM- data processing package, running on industry standard workstations. For off-line processing and data inspection, XMASS is available in a processing-only




                             Exhibit D-22
version (no spectrometer control or data acquisition capabilities) for Windows NT computer platforms.

As the first Bruker Daltonics MALDI-TOF MS the OmniFLEX is fully operated on a Windows NT computer platform.

The Bruker NT-based software package, MS BioTools-TM-, supports data analysis and interpretation of data generated from all Bruker Daltonics mass spectrometers used in life science systems or as analytical instruments. MS BioTools provides communication and file import/export for XMASS single spectra, FAST-TM- (post-source decay) spectra, LC/MS ion trap profile spectra, deconvoluted single charged profile spectra, GPMAW sequence files (unmodified amino acids only) and clipboard support for spectra and data. Processing functions include annotation of spectra using a given amino acid sequence, matching of experimental spectra with potential amino acid sequence candidate lists. In addition, MS BioTools interprets spectra and automatically generates sequence tags for Internet database searches using EMBL PeptideSearch. Other search engines include the MASCOT package which allows to search using not interpreted MS/MS spectra.

























                                  Exhibit D-23

                                     FLEX
                                    SERIES

                  COMPLETE MALDI-TOF SYSTEMS, OPTIONS, AND PRICING




                                   EXHIBIT D-24

REFLEX-TM- III - THE ULTIMATE-PERFORMANCE MALDI TOF MS SYSTEM


1.  TOF-100: REFLEX-TM- III MALDI TOF MS SYSTEM

    TIME-OF-FLIGHT MASS ANALYZER
    -  150 cm linear TOF analyzer for both positive and negative ions
    - Fast, high-sensitivity and high dynamic range gated MCP ion detector system
    -  Ion flight path housing and vacuum system stand
    -  Ultrastable power supplies for TOF analyzer, detector and ion source
    -  Includes +25/-20 kV HV power supplies for ion acceleration

    GRIDLESS MALDI SOURCE WITH PULSED ION EXTRACTION (PIE-TM-)
    -  Modular ion source housing
    -  Valve between ion source and TOF analyzer
    -  Ion lens system with matrix ion elimination system
    -  Automatic vacuum lock for sample introduction with inlet vacuum pump
    -  N2-LASER including variable power attenuator and UV optics
    -  SCOUT-TM- MTP Microtitre Plate Source / Target with Observation Optics
    -  Large area target with exact dimensions of microtitre plate
    -  Precise X-Y positioning (4 micron step increments)
    -  2 exchangeable targets (384-position standard)
    - 1 adapter target for up to 12 inserts provided with 25 assorted inserts (10 position)
    - High resolution magnifying observation optics with display on 14" color monitor
    -  Intuitive GUI for simple mouse controlled X-Y positioning

    PUMPING SYSTEM INCLUDING VACUUM MEASUREMENT AND CONTROL UNIT
    -  260 I/sec turbomolecular pump including fore-pump for the mass analyzer
    -  260 I/sec turbomolecular pump including fore-pump for the ion source

    DATA SYSTEM AND SOFTWARE
    -  2 GHz Digitizer standard
    -  Sun SPARCUltra 5, 19" color monitor, 128 MB RAM, 4.3 GByte IDE disk,
       1.44 MB floppy drive, CD-ROM drive, Ethernet connection for external networks
    - Mass spectrometry software for acquisition (XACQ-TM-), processing (XMASS-TM-), plotting, and analysis in a networked multi-user environment
    -  AutoXecute-TM- with fuzzy-logic optimization for automated acquisition
    -  Postscript printer
    -  DAT tape drive for backup





                                    Exhibit D-25

    SYSTEM LIST PRICE                                                 EURO 226,000.00





                                    Exhibit D-26

    REFLEX-TM- III OPTIONS

    MASS ANALYZER OPTIONS

2.  TOF-105 ADDITION OF GRIDLESS ELECTROSTATIC ION REFLECTOR            EURO 52,200.00
    -  Patented gridless two-stage ion reflectron for increased mass resolution and accuracy with PIE-TM- operation

    -  Includes ion reflectron electronics

    -  Includes special second high sensitivity fast 5 micron
       MCP detector and power supplies

3.  TOF-110 FAST (FRAGMENTATION ANALYSIS AND STRUCTURAL TOF-MS)         EURO 17,400.00
    -  Accessory for PSD (Post-Source Decay) Experiments
    -  Independent reflector power supply with high-precision DACs
    -  FAST software for calibration, pasting of segments, etc.
    -  FAST-FILTER-TM- high-resolution parent ion preselector for true MS/MS
    -  Reflector and 2nd detector (TOF-105) required

4.  TOF-115 CID (COLLISION-INDUCED DISSOCIATION) ACCESSORY              EURO  8,700.00
    -  Includes gas inlet valve/CID interface in source
    -  Includes control software (operates with and requires
       FAST Accessory (TOF-110)

5.  TOF-130 SUBSTITUTE HIMAS-TM- DETECTOR IN LIEU OF LINEAR              EURO 10,440.00
    MCP DETECTOR
    -  ULTIMATE GAIN DETECTOR FOR HIGH M/Z SYNTHETIC POLYMER
       APPLICATIONS
    -  Reduced time resolution at very low m/z
    -  Very wide dynamic range for maximum ion handling capacity

    LASER OPTIONS




6.  TOF-150 ND:YAG LASER (IN ADDITION TO N2-LASER)                      EURO 33,000.00
    -  Includes crystals for both 355 nm and 266 nm operation


7.  TOF-155 IR LASER (IN ADDITION TO N2-LASER)                          EURO 65,250.00
    -  Includes set up for IR MALDI or UV MALDI
    -  Includes all appropriate IR optics
    -  IR Laser is an Erbium-YAG with 2.94 micron wavelength






                                  Exhibit D-27

    AUTOMATED SAMPLE PREPARATION OPTIONS

8.  TOF-170 MAP II (MALDI Auto Preparation) Sample and                  EURO 20,800.00
    Liquid Handler

    - Based on Gilson 215 autosampler with liquid handler and injector, customized for MALDI application with disposable tips
    - Racks available for a wide variety of sample vials, and 96 and 384 well plates
    - Fully computer controlled from Windows NT data station under MS Excel (not included), includes all control software and all user-interface software with Bruker MALDI applications software

9.  TOF-171 MAP II/8 Sample and Liquid Handler                          EURO 45,950.00

    - Based on Gilson Multiple Probe 215 autosampler, 8-channel liquid handler and injector, customized for MALDI application with disposable tips
    - Racks available for a wide variety of sample vials, and 96 and 384 well plates
    - Fully computer controlled from Windows NT data station under MS Excel (not included), includes all control software and all user-interface software with Bruker MALDI applications software
    -  Higher performance than MAP II due to 8 channel operation

10. TOF-175 HOOD FOR MAP II ROBOT                                       EURO  4,590.00



            SOFTWARE AND COMPUTER OPTIONS (PLEASE REFER TO PAGE 17)






                                  Exhibit D-28

BIFLEX (TM) III RESEARCH-GRADE MALDI-TOF MS SYSTEM


11.  TOF-200: BIFLEX (TM) III MALDI-TOF MS SYSTEM

     TIME-OF-FLIGHT MASS ANALYZER
     -  125 cm linear TOF analyzer for both positive and negative ions
     -  High sensitivity fast MCP detector system with detector housing
     -  Ion flight path housing
     -  Integrated vacuum system, electronics and computer desk
     -  Ultra-Stable power supplies for TOF analyzer, detector and ion source

     GRIDLESS MALDI SOURCE WITH PULSED ION EXTRACTION (PIE (TM))
     -  Ion source and ion lens system
     -  Automatic vacuum lock for sample introduction with inlet vacuum pump
     -  N2-LASER including variable power attenuator and UV optics
     -  SCOUT (TM) MTP Microtitre Plate Source/Target with Observation Optics
     - Large area target (12cm x 8cm) with exact dimensions of microtitre plate
     -  Precise X-Y positioning (4 micron step increments)
     -  2 exchangeable targets (384-position standard)
     - 1 adapter target for up to 12 inserts provided with 25 assorted inserts (10 position)
     - High resolution magnifying observation optics with display on 14" color monitor
     -  Intuitive GUI for simple mouse controlled X-Y positioning

     PUMPING SYSTEM INCLUDING VACUUM MEASUREMENT AND CONTROL UNIT
     -  260 I/sec turbomolecular pump including fore-pump
     -  Vacuum measurement system and control unit

     DATA SYSTEM AND SOFTWARE
     -  2 GHz Digitizer
     -  Sun SPARCUltra 5, 19" color monitor, 128MB RAM, 4.3 GByte IDE disk,
        1.44 MB floppy drive, CD-ROM drive, Ethernet connection for external networks
     - Mass spectrometry software for acquisition (XACQ (TM)), processing (XMASS (TM)), plotting, and analysis in a networked multi-user environment
     -  AutoXecute with fuzzy-logic optimization for automated acquisition
     -  Postscript printer
     -  DAT tape drive for backup


     System List Price                                              E 172,250.00

                                      Exhibit D-29

     BIFLEX (TM) III OPTIONS


     MASS ANALYZER OPTIONS

12.  TOF-205 ADDITION OF GRIDLESS ELECTROSTATIC ION REFLECTOR FOR    E 43,500.00
     BIFLEX (TM) III
     - Gridless ion reflectron for increased mass resolution and accuracy with PIE (TM) operation
     -  Includes ion reflectron electronics
     - Includes second high sensitivity fast MCP detector and power supplies


13.  TOF-210 FAST (FRAGMENTATION ANALYSIS AND STRUCTURAL TOF-MS)     E 17,400.00
     -  Accessory for PSD (Post-Source Decay) Experiments
     -  Independent reflector power supply with high-precision
        DACs
     -  FAST software for calibration, pasting of segments, etc.
     - FAST-FILTER (TM) high-resolution parent ion preselector for true MS/MS
     -  Reflector and 2nd detector (TOF-205) required


14.  TOF-215 CID (COLLISION-INDUCED DISSOCIATION) ACCESSORY          E  8,700.00
     -  Includes gas inlet valve/CID interface in source
     -  Includes control software (operates with and requires
        FAST Accessory (TOF-210)


15.  TOF-230 SUBSTITUTE HIMAS (TM) DETECTOR IN LIEU OF LINEAR        E 10,440.00
     MCP DETECTOR
     - Ultimate gain detector for high m/z synthetic polymer applications
     -  Reduced time resolution at very low m/z
     -  Very wide dynamic range for maximum ion handling capacity


                                      Exhibit D-30

     AUTOMATED SAMPLE PREPARATION OPTIONS


16.  TOF-170 MAP II (MALDI Auto Preparation) Sample and Liquid       E 20,800.00
     Handler

     - Based on Gilson 215 autosampler with liquid handler and injector, customized for MALDI application with disposable tips
     - Racks available for a wide variety of sample vials, and 96 and 384 well plates
     - Fully computer controlled from Windows NT data station under MS Excel (not included), includes all control software and all user-interface software with Bruker MALDI applications software


17.  TOF-171 MAP II/8 Sample and Liquid Handler                      E 45,950.00

     -  Based on Gilson Multiple Probe 215 autosampler,
        8-channel liquid handler and injector, customized for MALDI application with disposable tips
     - Racks available for a wide variety of sample vials, and 96 and 384 well plates
     - Fully computer controlled from Windows NT data station under MS Excel (not included), includes all control software and all user-interface software with Bruker MALDI applications software
     -  Higher performance than MAP II due to 8 channel operation


18.  TOF-175 HOOD FOR MAP II ROBOT                                   E  4,590.00



            SOFTWARE AND COMPUTER OPTIONS (PLEASE REFER TO PAGE 17)


                                      Exhibit D-31

OmniFLEX(TM) BENCH-TOP MALDI TOF MS

19.      TOF - 500 OmniFLEX(TM) BENCH-TOP MALDI TOF MS

         LINEAR TIME-OF-FLIGHT MASS ANALYZER
         -  120 cm linear TOF analyzer
         -  Positive and negative ion detection
         -  High sensitivity fast MCP detector system with detector housing
         - Integrated vacuum system and electronics with compact Bench-Top footprint

         GRIDLESS MALDI SOURCE WITH PULSED ION EXTRACTION (PIE(TM))
         - SCOUT(TM) 100 X-Y stage ion source with 100-position target and magnifying observation optics
         -  Gridless design for maximum sensitivity
         - Precise X-Y positioning of sample allowing access to all target area
         -  Easy to use GUI for simple mouse control of system
         -  Automatic vacuum lock for sample target introduction
         -  Computer-controlled UV LASER (N(2) @ 337nm)
         -  4 exchangeable targets (2 x 100 position, 2 x 49 position)

         PUMPING SYSTEM INCLUDING VACUUM MEASUREMENT AND CONTROL UNIT
         -  70 I/sec turbomolecular pump including fore-pump
         -  Vacuum measurement system and control unit

         DATA SYSTEM AND SOFTWARE
         -  1 GHz 8-bit Digitizer
         - Windows-NT workstation: 19" color monitor, 256MB RAM, >8 GByte hard disk, 1.44 MByte floppy drive, CDR drive for data archival, Ethernet connection for external networks
         -  Video camera capture card for on-screen display of target spot
         - Mass spectrometry software for data acquisition (NT-Acquisition), processing (XMASS-NT(TM)), plotting, and analysis in a networked multi-user environment
         -  Laser printer for data output


         SYSTEM LIST PRICE                                                          E 130,000.00

                                    Exhibit D-32

         OmniFLEX(TM) OPTIONS

20.      TOF - 505 HIGH RESOLUTION /PSD OPTION FOR OmniFLEX(TM)                     E 50,000.00
         -  Addition of Gridless Electrostatic Ion Reflectron and control electronics
         -  Includes second detector with high speed dual MCP technology
         -  FAST(TM) Post Source Decay accessory with pre-cursor ion selection device for structural analysis. Automatic PSD
            pasting/calibration capability
         -  Includes all relevant control software, hardware and power supplies

         SOFTWARE AND COMPUTER OPTIONS (PLEASE REFER TO PAGE 17)

                                  Exhibit D-33

                                   FLEX
                                   SERIES


                       COMPUTER & SOFTWARE OPTIONS




                                  Exhibit D-34

    COMPUTER & SOFTWARE OPTIONS

          COMPUTER OPTIONS

21.      TOF-400 SUBSTITUTE 19" COLOR MONITOR FOR 17" COLOR MONITOR                 E 1,700.00

22.      TOF-410 SUBSTITUTE MO DRIVE IN LIEU OF DAT TAPE FOR BACKUP                 E 1,000.00
         -  For very fast data access

23.      TOF-415 HEWLETT PACKARD COLOR LASER PRINTER                                E 5,250.00
         -  HP Laser Jet 4200 DN Color Postscript laser printer


         SOFTWARE OPTIONS


24.      TOF-440 ADDITIONAL LICENSE FOR XMASS, UNIX VERSION                         E 3,100.00
         -  License to run XMASS on one additional SGI or SUN UNIX workstation, for offline data processing, does not include installation.

25.      TOF-445 ADDITIONAL LICENSE FOR XMASS, NT VERSION                           E 3,100.00
         -  License to run XMASS on one additional NT workstation, for offline data processing, does not include installation.

26.      TOF-450 MS BIOTOOLS NT BASED ANALYSIS AND INTERPRETATION PACKAGE           E 2,950.00
         -  Supports processed spectra and/or peak picking results from
            FLEX(TM)III series of MALDI-TOF mass spectrometers, BioTOF(TM)
            orthogonal ESI-TOF system, ESQUIRE(TM)-LC ESI ion trap system, and
            APEX(TM)II  series of FTMS systems.
         -  Communication and File Import/Export of XMASS spectra, FAST(TM)
            (post source decay) spectra, LC ion trap profile spectra from
            Bruker/HP ESQUIRE-LC systems, deconvoluted single charged profile spectra, GPMAW Sequence Files (unmodified amino acids only), and clipboard support for spectra and data
         -  Annotation of spectra and sequence data to visualize and score the match between MS/MS spectra and the sequence.
         -  Automatic generation of sequence tags for database searches
         -  Internet library searches are fully integrated in the software using
            EMBL PeptideSearch and MASCOT (peptide fingerprint and MS/MS)
         -  Requires Windows NT (4.0 with Service pack 3, Microsoft Internet
            Explorer 4.0 or greater) PC with Pentium II CPU, minimum 300 MHz, graphic resolution 1024 * 768 pixel with 256 colors or better, 128
            MBytes of RAM or better, 4 GBytes or larger hard disk (SCSI recommended), 3.5" Floppy Drive with 1.44 MB capacity, CD-ROM Drive
            (4x or greater), and Ethernet interface (Computer not included)

                                  Exhibit D-35

27.      TOF-455 GPMAW                                                              E 216.00
         The Standard in Protein MS, NT based Version Protein mass analysis program from Peter Hojrup, Odense University.
         Designed for protein digest MS/MS analysis. Includes local sequence database searches for low throughput work. Import filters for FLEX and
         ESQUIRE(TM) LC peak lists.
         Software upgrade free via GPMAW Internet homepage.

28.      TOF-460 MASCOT                                                             E 5,625.00
         Intranet version of the Internet search software. From Matrix Science.
         The software enables OWL, NCBlnr and dbEST protein sequence database searches using MS and MS/MS searches! Also batch searches from complete
         LC-MS/MS runs (ESQUIRE) are supported. Searches are supported under
         AutoXecute and XMASS and are an integral part of the MS BioTools software. (e.g., Personal Web Server from Microsoft, free).
         Single Processor License.

29.      TOF-461 MASCOT                                                             E 11,250.00
         Double Processor License.

30.      TOF-462 MASCOT                                                             E 22,500.00
         Quadruple Processor License.

                                  Exhibit D-36

                                  FLEX SERIES

SCOUT-TM- MTP AND SCOUT-TM- 100 MALDI TARGETS

                                 Exhibit D-37

SCOUT-TM- MTP MALDI TARGETS



        ONE-PIECE ALUMINUM TARGETS

31.     #26755 384 TARGET                                                            E 254.00
        - With anti-corrosive coating, ground

32.     #26993 384 TARGET                                                            E 283.00
        - With Gold coating, ground

        ANCHORCHIP-TM- TARGET PLATES
        To be mounted on Frame (#24983) with Key (#26475)

33.     #72226 ANCHORCHIP-TM- 200/384 (384 ANCHORS, 200-mu-m DIAMETER)               E 414.00

34.     #72227 ANCHORCHIP-TM- 400/384 (384 ANCHORS, 400-mu-m DIAMETER)               E 414.00

35.     #72228 ANCHORCHIP-TM- 600/384 (384 ANCHORS, 600-mu-m DIAMETER)

36.     #72229 ANCHORCHIP-TM- 800/384 (384 ANCHORS, 800-mu-m DIAMETER)

37.     #29414 ANCHORCHIP-TM- VAR/384                                                E 414.00
        - 384 Anchors, four different Anchor Diameter: 96x200-mu-m, 96x400-mu-m,
          96x600-mu-m, 96x800-mu-m

38.     #72448 ANCHORCHIP-TM- 200/1536 (1536 ANCHORS, 200-mu-m DIAMETER)             E 470.00

39.     #72449 ANCHORCHIP-TM- 400/1536 (1536 ANCHORS, 400-mu-m DIAMETER)             E 470.00

        SANDWICH TARGETS AND ACCESSORIES

40.     #25183 384 TARGET PLATE, STAINLESS STEEL, GROUND                             E 103.00

41.     #25185 864 TARGET PLATE, STAINLESS STEEL, GROUND                             E 157.00

42.     #25184 384 TARGET PLATE, STAINLESS STEEL, POLISHED                           E 157.00

43.     #26983 384 TARGET PLATE, GLASS, GROUND                                       E 377.00
        - With electrical conductivity coating, ultra flat


                                  Exhibit D-38

                                  Exhibit D-39



44.     #24983 SCOUT MTP TARGET FRAME                                                E 377.00

45.     #26475 KEY                                                                   E  62.00
        - For sandwich target assembly

        SPECIAL TARGETS

46.     #24996 MULTIPROBE ADAPTER TARGET                                             E 560.00

47.     #26762 PEBio ADAPTER TARGET                                                  E 412.00


SCOUT-TM- MALDI TARGETS
48.     100-POSITION TARGET (REF: A3315)                                             E 200.00

49.     49-POSITION TARGET (REF: A3316)                                              E 200.00




                                  Exhibit D-40

                                   FLEX SERIES

                     TRAINING, SERVICE, AND MAINTENANCE

                                  Exhibit D-41

TRAINING, SERVICE, AND MAINTENANCE


50.     FACTORY TRAINING COURSE                                                      E 1,950.00
        - 3 day course at the factory
        - Includes instrument control, data acquisition and processing
        - Includes sample preparation and application-specific training
        - Price is per person and excludes all travel & lodging expenses

51.     SERVICE & MAINTENANCE CONTRACTS                                              E variable
        are available on request. Please ask at your local Bruker Daltonics office.


                                  Exhibit D-42

                                   FLEX SERIES

                          GENERAL TERMS & CONDITIONS

                                  Exhibit D-43

                          GENERAL TERMS AND CONDITIONS

WARRANTY TERMS

One (1) year after acceptance, but not longer than 15 months after delivery. Warranty covers both parts and labor. For items supplied but not manufactured by Bruker, the warranty terms of the manufacturer will be transferred to the buyer. The warranty does not cover consumables, columns, capillaries, needles, routine pump maintenance (e.g. cleaning, oil change, etc.), digital media, solvents, etc.

TERMS AND CONDITIONS

All prices are quoted F.O.B. Bremen, Germany, and do not include import duty, and do not include state, local or any other taxes. Buyer will supply with the purchase order a certificate that purchase is exempt from sales tax or that buyer will directly remit sales/use tax, if any.

PAYMENT TERMS

Irrevocable Letter of Credit with:
    40% upon order
    40% upon delivery*
    20% upon demonstration of specification

                                  Exhibit D-44

*If delivery of the system is delayed by request of the purchaser, then the amount due upon delivery will be considered payable on the quoted delivery date.

                                  Exhibit D-45

DELIVERY

Approximately 60, max. 90 days ARO

INSTALLATION

Installation includes familiarization on-site by the installation engineer. Additional factory training is available as an option. Please contact Bruker for further details.

SITE PREPARATION

Site Preparation Document for details will be disseminated timely enough by your local Bruker Daltonics office.

                                  Exhibit D-46

                         [GRAPHIC DESCRIPTION TO COME]




INTRODUCTION


Dear Customer,

as you will certainly understand, it is impossible for us to visit future installation sites in order to make sure that everything is perfectly prepared for the installation of your new instrument. So we have to put this task into our customer's hands.

However, with this document in hand and some telephone numbers as a backup, the site preparation for your new esquire3000(TM) should not be a problem.

Please follow the directions given in this manual and make sure, that the installation site complies with your local laws, regulations, codes and ordinances with regard to electrical and mechanical installations, building safety and use of hazardous materials/chemicals.

In order to schedule the installation as flexible as possible, please use the enclosed form in the appendix of this document for your fax reply to the BRUKER Daltonics Service Team. This fax does also confirm the preparation of the installation site.

Note, that it is not possible for us to schedule your installation prior to the receipt of your reply fax.

If there are any questions related to the site preparation for your new esquire3000(TM), please do not hesitate to contact us by phone or e-mail.


In appreciation of your cooperation,

Your BRUKER Daltonics Service Team

[GRAPHIC] Read these instructions below before all continuos actions:


PURPOSE OF PROCEDURE
To ensure that the installation site is properly evaluated and prepared with the appropriate utilities, consumables and supplies for the successful installation of the esquire3000(TM) system.

CUSTOMER RESPONSIBILITIES
Customers should ensure those all-necessary operating supplies, consumables and usage dependent items such as columns, vials, syringes and solvents required for the successful installation of instruments and systems are available.
Installation sites should be prepared in accordance with the following specifications.

IMPORTANT INFORMATION
If you have problems in providing any of the following, please contact your local BRUKER office for assistance.
Assistance with user specific applications may be provided but should be contracted separately. Users of the instrument should be present throughout the installation and familiarization otherwise important operational, maintenance and safety information may be missed.

RESPONSIBILITIES OF THE LOCAL BRUKER OFFICE
The local BRUKER office will contact you to determine the required power cord and national plug appropriate for your country and site. Please look up the appendix for more details.


                           PROCEDURE CHECKLIST


RECEIVING THE INSTRUMENT                                         /X/

Examine the shipping container for any obvious external damage after the receipt. In the case of an visible damage, make a note on the freight bill:
Visible damage - Subject to inspection and test.

Do not open the shipping container unless a BRUKER representative is present
- opening of the container without authorized persons will void the receiving warranty of the instrument:

As part of the complete installation our service engineers will unpack the instrument and set it up in customers laboratory. Up to begin of the installation the shipping container should be stored in a closed area - do not leave them in the open air.

Make yourself sure about the accessibility of the appropriate areas: All doors, staircases, floors and elevators must be suitable to the weight and seize of the shipping container. After installation of the instrument the shipping container pass into customer hands and should not be returned.



[GRAPHIC]               ESQUIRE3000(TM) MAINFRAME                 /X/

                        LOCATING THE INSTRUMENT

                        Dimensions, Weight and Space

                        WEIGHT:       84 kg/185 lb                       (without packing)
                                      108 kg/238  lb                     (with packing)

                        LENGTH:       754 mm
                                      29.68 in

                        WIDTH:        696 mm
                                      27.4 in

                        HEIGHT:       552 mm
                                      21.7 in

                        PACKAGING:    840 mm x 840 mm x 760 mm
                                      33.1 in x 33.1 in x 29.9 in

The installation site for the esquire3000(TM) must provide sufficient bench space for the optional AGLILENT HPLC (1100 series) or other HPLC systems, Personal Computer, monitor, printer and other accessories.
Benches must be sturdy enough to support the weight of all considered desk equipment.

In addition, there must sufficient space around the system for ventilation and maintenance access - at least 300 mm (12 in) to the left and front side and at least 50 mm (12 in) behind the esquire3000(TM) must kept clear.
Data system size and weight depends on the components included in the data system. Reserve at least 1000 mm (39in) of bench space for the data system. Typical weights are 34 kg (75 lb) for the data system and 100 kg (220 lb) for the AGILENT LC.

The rough pump as stand alone equipment can be located on the bench, better on the floor to have a vibration decoupling. The pump must be close enough to the esquire3000(TM), because they are connected by a stiff hose. THe available length of the tube is dependent on the orientation of the instrument - the maximally length is 1.5 m.

The esquire3000(TM) must also be connected to the drain bottle, which must be attached underneath the mass spectrometer.



[GRAPHIC]          ENVIRONMENTAL CONDITION REQUIREMENTS         /X/


Environmental conditioning considerations include temperature, humidity, airborne dust and exhaust venting.

The esquire3000(TM) is specified for operation under following conditions:

        - Operating Temperature:     13 to 35DEG.C (55 to 95DEG.F)
        - Operating Humidity:        15% to 95% non-condensing
                                     @ 35DEG.C

Note that the guaranteed analytical specifications will be met only within the temperature range of 21DEG. C +/- 3DEG.C (70DEG.F +/- 6DEG.F). Regardless the existing room temperature the temperature variations shall be < 3DEG.C/hr.

[GRAPHIC]     The esquire3000(TM) dissipates up to 2000 Watts (6800 BTU/hr).
              The data system and additional equipment also contribute significantly to the cooling load although the exact amount depend on the configuration.



[GRAPHIC]         ELECTRICAL AND POWER SPECIFICATION            /X/


The customer is responsible for providing appropriate electrical power and power outlets for all system components.

The esquire3000(TM) includes a wide-range input that can operate between 208 to 240 VAC +/- 10%, 50/60 Hz +/- 3% without any configuration.

The terminal connection of the power socket is customers responsibility: The esquire3000(TM) can be powered either with dual phase voltage (208 VAC in North America e.g.) or single phase voltage (230 VAC in Europe e.g.). The current cut-out device should not have a protection less than 10 ampere.

Note that the correct grounding of the electrical installation must be guaranteed by the customer:
It is inadmissible to use the neutral wire as safety ground. The ground wire should be an isolated ground, carrying zero current except in the case of a fault. Interruption of the protective conductor can cause a shock hazard for the user and can damage the instrument.

The single rough pump draws its power from the esquire3000-TM-. However a different pump version is delivered depending on the mains voltage in your country, which affects on the efficiency of the pump.
The other low power equipment like the data system also includes a full-range power supply, or a voltage selector in few cases. Please refer to the corresponding instruction manuals.

ADDITIONAL CONSIDERATIONS

     o  Plan extra power capacity for additional equipment.
     o Every equipment, like the esquire3000-TM- and the data system, should have an own separate circuit with a particular breaker.
     o  If your mains voltage is unstable use an uninterruptable power supply
        (UPS).
     o Electromagnetic interferences, like NMRs, celluar phones and radio transmitters may have a bad effect on system performance.
     o It is recommended to install an emergency stop to interrupt the electric circuits and other systems in a emergency case or for maintenance.

LABORATORY GAS SUPPLY REQUIREMENTS                                          /X/

NITROGEN GAS REQUIREMENTS

The specified performance of the esquire3000-TM- contingent on a constant, large supply of nitrogen for drying and nebulizing gas.
The nitrogen consumption come to 5 to 15 sl/min in operation (typical
8 to 10 sl/min) and 3 to 4 sl/min in standby. Due to this large quantity of nitrogen required we recommend following easy ways out:

     o NITROGEN GENERATOR, which works as gas separator. The only requirement is a clean compressed air source with a operating range of 80 to 100 PSI (5 to 7 bar) and a flow rate of at least 10 l/min @ 6 bar. No additional mains voltage connections are necessary for this solution.

     o LIQUID NITROGEN DEWAR FLASK (LESS THAN 160 l), which generates a pressure of 80 to 100 PSI (5 to 7 bar).

     o Multiple high pressure NITROGEN CYLINDERS configuration, Quality 5.0 (99.999 % purity), with a minimum demand of 2 cylinders with coupled outputs. Single nitrogen cylinders are NOT recommended.

NITROGEN PURITY

The nitrogen gas must be free of contaminants in dependence on the source of the nitrogen. Reason for this are the different types of contaminants usual to the different nitrogen sources as listed above:
Bottled nitrogen for example have a tendency to be contaminated with hydrocarbons, which can be the reason for a widely deviation to BRUKER's specified performance.
Note, if the purity of the bottling is less than 99.999 % even an optional available gas purifier can be unable to remove all of the hydrocarbon contaminants.
On the other hand is oxygen the main contaminant which appears with the use of a nitrogen generator. Oxygen has less influence on the performance degree, in lower concentrations even a supportive role. Therefore the purity specification for nitrogen separated by generators can be less than the one for bottled nitrogen.

HELIUM GAS REQUIREMENTS

To ensure the best system's performance, please follow these characteristics:

     o  Helium purity with an Ultra High Percentage (UHP) grade of
        99.996 % minimum (Quality 4.6).

     o Regulator capable of delivering helium in a range of 50 PSI (3.5 bar) to 150 PSI (10.3 bar) maximum. We recommend a helium pressure of 65 PSI (4.5 bar) to 80 PSI (5.6 bar) for the instrument.

     o  The helium consumption amounts to LESS THAN 5sccm/min.

ADDITIONAL CONSIDERATIONS

To satisfy the prior preparation of the site before installation date, the customer must ensure the following user connections of helium and nitrogen gas supply:

     o  Helium:     SWAGELOK male connection, 3 mm, metric thread,
                    [3 m tube (10 ft) will be supplied with instrument].

     o  Nitrogen:   SWAGELOK male connection for BRUKER's 6 mm
                    Teflon tube, metric thread,
                    [3 m tube (10 ft) will be supplied with instrument].

Ensure that an appropriate pressure control regulator is available - the regulator must be able to supply gas in the above specified pressure range:
Nitrogen generators do not require an (external) regulator , because they have built-in regulators. A dewar of liquid nitrogen typically requires a single-stage regulator (see manufacturers technical description).
If your are equipped with nitrogen from a house installation the regulator can usually be a single-stage one, if the supply pressure is higher than the above specified one. In comparison a high pressure nitrogen cylinder configuration requires a dual-stage regulator.

EXHAUST VENTING REQUIREMENTS                                                 /X/

Exhaust venting is required for user safety. Health hazards include chemical toxicity of solvents, samples and buffers used, as well as pump fluid vapor and potential biohazards of aerosolized samples.

Most of the solvent and sample are aerosolized and vented directly through the source exhaust. Due to this the source exhaust (via the drain bottle) and the rough pump exhaust must be vented externally to the building and not recirculated by the environmental control system.

The exhaust (environmental) system must be designed and controlled as directed in conformance with all local laws (codes, ordinances and regulations).

Both exhaust sources must be vented separately to prevent traces of rough pump oil from entering the source when drying gas is not flowing.

The sum of exhaust is up to 20 l/min and continuous as the instrument is on. The exhaust system must have no backpressure at 20 l/min - ideally both exhaust vents should be at or slightly below atmospheric pressure (subpressure). If a subpressure is not available, the length of the tubing from rough pump to the vent and from the drain bottle to the vent should each not exceed 4600 mm (15 ft).

     o  DIVERT VALVE  (to drain bottle)
        Location:           Source side / left side of instrument, small tube
        Connection
         to drain bottle:   8 mm (5/16") O plastic tubing + prepared
                            hose connection
        Capacity:           1 to 2 l/min

     o  SPRAY CHAMBER EXHAUST  (to drain bottle)
        Location:           Source side / left side of instrument, big tube
        Connection
         to drain bottle:   26 mm (1") O plastic tubing
        Suggested tubing
         to exhaust:        13 mm (1/2") O plastic tubing (Tygon)
        Capacity:           up to 15 l/min

     o  ROUGH PUMP EXHAUST
        Location:           Outlet mist filter of the rough pump
        Suggested tubing
         to exhaust:        13 mm (1/2") O plastic tubing (Tygon)
        Capacity:           1 to 2 l/min

Connection to ventilation system shall be direct to building exterior or to clean fume hod to prevent possible bay flow of contaminants - loss of nitrogen gas may occur due to this.

SOLVENTS AND SUPPLIES                                                /X/

The quality of the solvents and consumables greatly effects the ultimate performance of LC/MS systems.
Many solvents and supplies suitable for typical LC applications have been found to be unacceptable for LC/MS applications. This is particularly true for full scan MS applications. Contamination issues should not be underestimated.

Good references are:

     o  BUFFERS,
        ACIDS, BASES:   High quality e.g. suprapur small packs /
                        packages
     o  SOLVENTS:       HPLC grade
     o  WATER:          HPLC grade or from ultrapure water systems

        Please consult the BRUKER office for detailed informations.

                   TECHNICAL ASSISTANCE

                   If you need any assistance please call or write to


                         BRUKER Daltonik GmbH
                         Fahrenheitstrasse 4
                         28359 Bremen
                         Germany

                         Phone    : ++49-(0)421-2205-200   Sales Department
                                    ++49-(0)421-2205-420   Service Department

                         Fax      : ++49-(0)421-2205-103   Sales Department
                                    ++49-(0)421-2205-106   Service Department

                         E-mail   : sales@bdal.de
                                    eqservice@bdal.de

                         Internet : www.bruker-daltonik.de

APPENDIX                                                /X/

Dear customer,

for the correct and fast installation of the new esquire3000-TM- at your site we need your confirmation of the realized site preparation in conformance with the handed over Site Preparation Specification document.

Accompanying to the site preparation the local BRUKER office will contact you to determine the required power cord and national plug appropriate for your country and site.

According to your order you will need 5 or more low power cables (computer, monitor, printer, syringe pump, hub etc.) with your national, power appropriated and grounded plug and 1 IEC 60320 C13 connector (Picture 1) and one power cable with a IEC 60320 C19 connector (Picture 2) on the instrument side.

[PHOTO-DESCRIPTION TO COME]

Picture 1
national connector to power supply
Type C13 V
EN 60320/C13
max.10A

Picture 2
national connector to power supply
Type C19
EN 60320/C19
max.16A

FAX REPLY TO BRUKER SERVICE DEPARTMENT:

Hereby I/we verify that all of the above site preparations criteria have been fulfilled.


----------------------------------
Company/Institute

----------------------------------     -----------------------------------
Address                                Postal Code, City

----------------------------------     -----------------------------------
Name                                   Job Position

----------------------------------     -----------------------------------
Telephone                              Fax

----------------------------------
E-mail



-----------------------------------    -----------------------------------
City, Date                             Signature/Stamp

PLEASE SEND THE STATEMENT TO:


                                       -----------------------------------
                                       Stamp

                   The REFLEX-TM- dissipates up to 1400 Watts (4777 BTU/hr). The data system and additional equipment also contribute significantly to the cooling load although the exact amount depend on the configuration.

                   The heat produced in the spectrometer is blown out of the system through a 100 mm O hole - please look up the Exhaust Venting Requirements for more details.

                   ELECTRICAL AND POWER SPECIFICATION                    /X/

                   The customer is responsible for providing appropriate electrical power and power outlets for all system components:

                   The REFLEX-TM- instrument needs a three-phase high power connection at your site with a CEE socket (IEC 60309). Ensure at least one CEE socket for the REFLEX-TM-instrument (permanent connection with a cable-mounting connector, Picture 1, or better as panel-mounted socket, Picture 2).

                   [PHOTO-DESCRIPTION TO COME]

                   Picture 1
                   CEE cable-mounting Connector
                   16A/220-415 VAC

                   [PHOTO-DESCRIPTION TO COME]

                   Picture 2
                   CEE panel-mounted socket
                   16A/220-415 VAC

                   The computer system includes a wide range input that can be operated between 110 to 240 VAC +/- 10%, 50/60 Hz +/- 3 %.
                   The computer system can be connected through the main internal REFLEX-TM- power distribution system or separate power outlets. For a increased security of your stored software data we recommended separate outlets connected to a separate circuit or better a UPS.

Note that the correct grounding of the electrical installation must be guaranteed by the customer. It is inadmissible to use the neutral wire as safety ground. The ground wire should be an isolated ground, carrying zero current except in the case of a fault. Interruption of the protective conductor can cause a shock hazard for the user and can damage the instrument.

ADDITIONAL CONSIDERATIONS

   * Plan extra power capacity for additional equipment.
   * Every equipment, like the REFLEX-TM- and the data system, should have an own separate circuit with a particular breaker.
   * If your mains voltage is unstable use an uninterruptable power supply
     (UPS).
   * Electromagnetic interferences, like NMRs, cellular phones and radio transmitters may have a bad effect on system performance.
   * It is recommended to install an emergency stop to interrupt the electric circuits and other systems in a emergency case or for maintenance.

LABORATORY SUPPLY REQUIREMENTS                                          /X/
COMPRESSED AIR / NITROGEN GAS REQUIREMENTS

The specified performance of the REFLEX-TM- contingent on a constant supply of compressed air or nitrogen for operating the electropneumatic isolation gate valve between the ion source and main analyzer chambers.

In the case of compressed air, it should be free of oil and dry with a pressure of 4 to 6 bar (58 to 87 PSI) and should be supplied in a tube with a 1/4"-connection (1/4" SWAGELOK connection e.g.).
Compressed-air house supply or nitrogen supply are usable, or alternatively cylinder air can be used.
Tubing should have an inner diameter of 4mm (FESTO type PU4 e.g.). The instrument kit includes a 5000 mm (16.4 ft) long tubing.

Ensure that an appropriate pressure control regulator is available--the regulator must be able to supply gas in the above specified pressure range. If your are equipped with air/nitrogen from a house installation the regulator can usually be a single-stage one, if the supply pressure is higher than the above specified one. In comparison a high pressure nitrogen cylinder configuration requires a dual-stage regulator.

COOLING WATER REQUIREMENTS

Cooling water is required for the two turbomolecular pumps of the REFLEX-TM-. The flow volume rate amount to 30 l/hr at a maximum pressure of 1.5 bar. The recommended method of obtaining the necessary, economical refrigeration up to 15 to -20 degrees C (59 to -4 degrees F) outlet temperature is to use a small recirculating water chiller (e.g. PFEIFFER TZK400 or similar). The instrument kit includes two 5000 mm (16.4 ft) long tubings.

EXHAUST VENTING REQUIREMENTS                                            /X/
WARM AIR OUTLET

The heat produced in the spectrometer cabinet is blown out of the system through a 100 mm O hole. This warm air can either just blown into the room or directly to the outside of the building to ease the air conditioning (system). The instrument kit includes a appropriate 5000 mm (16.4 ft) long tubing.

ROUGH PUMP OUTLET

For the outlet of the rough pumps you either need an oil mist filter or you have to lead it to the outside or into your exhaust air system. Tubing: 9 mm inner O, 12 mm outer O, 5000 mm delivered with the instrument kit.

Exhaust venting could be required for user safety. Health hazards include chemical toxicity of solvents, samples and buffers used, as well as pump fluid vapor and potential biohazards of aerosolized samples.
Most of the solvent and sample are aerosolized and must be vented externally to the building and not recirculated by the environmental control system. The exhaust system should be at or slightly below atmospheric pressure (subpressure). If a subpressure is not available, the length of the tubing from rough pump to the vent should not exceed 5000 mm.
Connection to ventilation system shall be direct to exterior building or to clean fume hod to prevent possible bay flow of contaminants.

A existing exhaust (environmental) system must be designed and controlled as directed in conformance with all local laws (codes, ordinances and regulations).

SAFETY PRECAUTIONS                                                      /X/

The standard Nitrogen laser emits high intensity radiation at 337 nm, 250-mu-J (Class IIIb laser classification). The laser radiation is invisible to the eye but still can cause damage to it.

To safeguard the user the REFLEX-TM- is equipped with interlocks, which prevent operation of the laser when the instrument laser cover is open. During normal operation mode with all covers closed (i.e. Class I laser classification) no laser radiation can be transmitted outside the spectrometer. BRUKER does not recommend bypassing or disabling any of the safety features by anyone other than trained BRUKER service engineers or running the system without covers--BRUKER will not take over any responsibility in such cases.

The spectrometer operation involves use of high voltages. The access of high voltage cables and high voltage feedthroughs is restricted behind the side walls of the instrument as far as possible. Accessible high voltage connections are marked with danger signs according to regulations.

BRUKER will not take over any responsibility for any injury incurred as result of a misappropriate use of the instrument.

                   TECHNICAL ASSISTANCE

                   If you need any assistance please call or write to


                         BRUKER Saxonia GmbH
                         Permoserstrasse 15
                         04318 Leipzig
                         Germany


                         Phone     :  ++49-(0)421-2205-200  Sales Department
                                      ++49-(0)341-2431-590  Service Department

                         Fax       :  ++49-(0)421-2205-103  Sales Department
                                      ++49-(0)341-2431-343  Service Department

                         E-mail    :  sales@bdal.de
                         Internet  :  www.bruker-daltonik.de

APPENDIX                                              /X/

FAX REPLY TO BRUKER DALTONICS SERVICE DEPARTMENT:

Dear customer,

for the correct and fast installation of the new REFLEX-TM- at your site we need your confirmation of the realized site preparation in conformance with the handed over Site Preparation Specification document. Moreover we need your informations to configure the computers for your network.

Ensure that the fax reply will be returned at least 4 weeks before instrument installation - the BRUKER Service Team is NOT able to begin installation without customers confirmation!

------------------------------------------------------------------------------

Hereby I/we verify that all of the below mentioned site preparations criteria have been fulfilled:

                   / /  Suitable space for the instrument

                   / / Electrical installation according to Site Preparation Specification and common electrical rules

                   / /  Cooling water connection

                   / /  Compressed-air line

                   / /  Exhaust ventilating outlet

                   / / Network Setup according to BRUKER MALDI - TOF Computer Configuration List


-----------------------------
  Company/Institute


-----------------------------          ------------------------------
  Address                                Postal Code, City


-----------------------------          ------------------------------
  Name                                   Job Position


-----------------------------          ------------------------------
  Telephone                              Fax


-----------------------------
  E-mail


-----------------------------          ------------------------------
  City,Date                              Signature/Stamp


  PLEASE SEND THE STATEMENT TO:


                                                   Stamp
                                       ------------------------------

GEOMETRIC TYPES OF THE REFLEX-TM- SYSTEM
  (SPACE REQUIREMENTS)

Choice N(0) 1                      /X/

Besides the angular version of the REFLEX-TM- System as standard configuration you also have the choice of a linear version to accommodate the system to the layout of your site.

Please note, that it is indispensable to determine the desired version of the REFLEX-TM- System, because the cable laying must be performed analogous to the desired version.

[GRAPHIC - DESCRIPTION TO COME]
Picture 3: Angular version of REFLEX System
           (Standard configuration)

[GRAPHIC - DESCRIPTION TO COME]
Picture 4: Linear version of REFLEX System
           (Optional configuration)

Choice N(0) 2                      /X/

Appropriate to the overall dimensions of the REFLEX-TM- System you should intend enough free space around the system for user conveniences and maintenance access especially.

We recommend a floor space of

    3500 mm x 3200 mm (LxW)
    11.48 ft x 10.50 ft

at least.

BRUKER MALDI - TOF COMPUTER CONFIGURATION LIST

    CUSTOMER DATA

         ADDRESS:
                  -----------------------------------------

                  -----------------------------------------

                  -----------------------------------------

                  -----------------------------------------

         CONTACT PERSON:                              SYSTEM ADMINISTRATOR:

                       Mr./Mrs.                       Mr./Mrs.
                       ---------------------------    ------------------------

         TELEPHONE:    ---------------------------    ------------------------

         FAX:          ---------------------------    ------------------------

         E-MAIL:       ---------------------------    ------------------------


         PLEASE NOTE, THAT THE STANDARD LENGTH OF NETWORK CONNECTION CABLES DELIVERED BY BRUKER IS LIMITED TO 10 METERS. LONGER CABLES MUST BE ORDERED SEPARATELY!

    TECHNICAL DATA
      (use as often as the number of computers)

             / / SUN Workstation  and/or    / / PC

                 Hostname (e.g.  TOF-MS)
                  (if left blank, chosen by Bruker)        ---------------

                 IP Address (e.g. 192.168.200.1)
                  (if left blank, a non-internet-
                  routeable address is chosen)            ---------------

                 Subnetmask (e.g. 255.255.255.224)
                  (if left blank, no subnetting
                  is assumed)                             ---------------

                 Default Gateway (IP Address)
                  (if left blank, No default router
                  is assumed)                             ---------------

                 DNS IP Address (IP Address)
                  (if left blank, no domain server
                  is assumed)                             ---------------

                 DNS Domain Name (e.g. bruker.com)
                  (if left blank, no domain name is
                  assumed)                                ---------------

         IF YOU ARE RUNNING A LAN AND/OR IF YOU WANT TO CONNECT MORE THAN ONE PC TO THE SUN, PLEASE ANSWER THE NEXT TWO QUESTIONS:

                 Is there a Hub for connecting your new computer to your LAN?

                     / / YES          or          / / NO

                 If BRUKER should provide a Hub, what is your LAN's bandwidth?

                     / / 10 MBit      or          / / 100 MBit

                 Is there something else you want to be considered for the network setup of your new computers?

                 ----------------------------------------------------------

                 ----------------------------------------------------------

                 ----------------------------------------------------------

                                    EXHIBIT E


                             ACCEPTANCE CERTIFICATE

                          [GRAPHIC - DESCRIPTION TO COME]


                          [GRAPHIC - DESCRIPTION TO COME]



              CUSTOMER:
                          -------------------------------------------------

                          -------------------------------------------------

                          -------------------------------------------------

                          -------------------------------------------------

                          -------------------------------------------------





                                                                                                                    MEAS.
                                                                                                                    -----


TOF MASS      DIFFERENTIAL PUMPING SYSTEM
ANALYZER      *  260 l/sec turbomolecular pump for ion source
              *  260 l/sec turbomolecular pump for analyzer
              *  3 forepumps
              ultimate analyzer pressure:      LESS THAN OR EQUAL TO 8 x 10 TO THE POWER OF NEGATIVE 7 Torr         ______

              2 min. after sample change:      LESS THAN OR EQUAL TO 8 x 10 TO THE POWER OF NEGATIVE 6 Torr         ______


SOURCE AND    *  MALDI or LDI with 337 nm Nitrogen laser
OPTICS        *  variable, computer-controlled attenuator







         REFLEX-TM- III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999, VERSION NO. 9.03., PAGE SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

I.    LINEAR MALDI-TOF WITH PULSED ION EXTRACTION = PIE-TM-


                                                                                             MEASURED
                                                                                             --------

              *  150 cm flight path
              *  positive or negative ion analysis
              *  ion acceleration up to +25/-20 kV                                           ________

              *  MALDI mass resolution linear (FWHM):
                 34,000 for m/z = 1,619.82 (Bombesin)                                        ________

              *  linear MALDI mass accuracy measured on mixture
                 of Angiotensin I, Angiotensin II, Substance P,
                 and Bombesin:
                 Internal calibration: average error LESS THAN OR EQUAL TO 50 ppm            _________

                 External calibration: average error LESS THAN OR EQUAL TO 200 ppm           _________



              *  linear MALDI sensitivity: S/N GREATER THAN OR EQUAL TO 10:1 for 10 fmole
                    at m/z = 2,465.20 (ACTH 18-39)                                           _________

              *  linear MALDI mass range:
                 dimer of BSA-dimer detected at ~ 264 kDa                                    _________







         REFLEX-TM- III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999,
     VERSION NO. 9.03., PAGE 2 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

II.    OPTIONAL REFLECTRON MALDI-TOF WITH PULSED ION EXTRACTION = PIE-TM-

                                                                                             MEASURED
                                                                                             --------

              *  ~ 300 cm effective flight path
              *  patented two-stage gridless ion reflector
              *  positive or negative ion analysis
              *  ion acceleration up to +25/- 20 kV
              *  reflectron MALDI mass resolution (FWHM):

                       GREATER THAN 20,000 for m/z ~ 3,147 (Somatostatin 28)                 _________

              *  reflector MALDI mass accuracy measured on mixture
                    of Angiotensin II, Angiotensin I, Substance P,
                    Bombesin:
                    Internal calibration: average error   LESS THAN OR EQUAL TO 10 ppm       _________

                    External calibration: average error   LESS THAN OR EQUAL TO 50 ppm       _________

              *  reflector MALDI sensitivity: S/N GREATER THAN OR EQUAL TO 10:1 for
                    10 fmole at m/z = 1,047 (Angiotensin II)                                 _________


MALDI SOURCE:

SCOUT-TM-           * Multisample/Membrane Target and Observation Optics
384                 * size and shape identical to microtitre plates, allows robotic handling;
                    * Automatic vacuum interlock
                    * Exchangeable targets available: smooth, 96 spots, or 384 spots;
                    * Computer-controlled
                    * High-resolution observation optics (magnification ~ 100) for color display with large observation area, depth perception;



         REFLEX-TM- III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999,
     VERSION NO. 9.03., PAGE 3 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

III. ADDITIONAL OPTIONS:
------------------------
FAST(TM) / / Optional Fragmentation Analysis and Structural TOF-MS accessory
(OR PSD)     *     High-precision DAC computer control of
                   reflector voltage with ultra-stable 2nd power supply
             *     Automatic FAST calibration software
             *     Composite FAST spectrum pasting software
             *     FAST-FILTER(TM) parent ion preselector with resolution 150


FAST SPECIFICATION: Using 2-3 [.?.]the FAST procedure with pulsed ion extraction using 14 voltage steps will yield at least [.?.] of the following 12 fragment ions with an avarage mass error of less than 0.4 [.?.] to column 2 from the pasted FAST spectrum peak print-out and calculate columns 4 and 5 (magnitude only).

1 Fragment   2 measured   3a exact   3b exact    4 mass      5 % error
    ion       mass (Da)    mass (Da)    mass (Da)   error in Da  (4/3 x 1.00)
                           average   monoisotopic (2-3)
    b2                      254.3        254.2
    b3                      353.4        353.2
    b4                      481.6        481.3
    b5                      580.7        580.4
    b6                      743.9        743.5
    b7                      841.0        840.5
    b                       955.1        954.6
    b11                     1212.4       1211.7
    b12                     1327.5       1326.7
    b13                     1456.6       1455.7
    b16                     1743.9       1742.8
    b21                     2301.5       2300.1

         REFLEX-TM- III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999,
     VERSION NO. 9.03., PAGE 4 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

FAST RESULT:  NUMBER n OF FRAGMENT IONS MESURED             n=_______
              AVARAGE MASS ERROR                    (SUM .?.)=_______Da
              AVERAGE MASS ACCURACY                 (SUM .?.)=_______%

















         REFLEX-TM- III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999,
     VERSION NO. 9.03., PAGE 5 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

CID      / / Optional Collision-Induced Dissociation Accessory
             (requires FAST(TM))




IV. COMPUTER SYSTEM AND SOFTWARE:

COMPUTER               SUN SPARC ULTRA 5:
SYSTEM                 PUBLISHED SUN SPECIFICATIONS WILL NOT BE DEMONSTRATED.
                       *  128 MB memory
                       *  4.3 GB SCSI disk
                       *  1.44 MByte 3.5" floppy drive
                       *  19" color monitor
                       *  two serial ports, one parallel port
                       *  CD-ROM drive for software upgrades


CHECK & fill in:       *  printer, type:
                                        --------------------------------

DIGITIZER     2GHz ADC     (standard)


SOFTWARE     *  Solaris UNIX operating system, true multiuser and multitasking
             *  X-11 Windows and client-server computing
             *  TCP/IP, NFS
             *  Motif graphical user interface


REFLEX(TM)III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999. VERSION NO. 9.03.,
                 PAGE 6 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

                       *  XMASS(TM) applications software with simultaneous
                            data acquisition, processing, display, plotting
                       *  real-time acquisition optimization
                       *  WYSIWYG plotting
                       *  multiple views and spectral overlay
                       * AUTOXECUTE(TM) software for automated acquisition and processing of MALDI-TOF data, now including unique FUZZY-LOGIC OPTIMIZATION for optimal data quality under automation.



OTHER ACCESSORIES DELIVERED:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------



V.  ACCEPTANCE COMMENTS:

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------


REFLEX(TM)III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999. VERSION NO. 9.03.,
                 PAGE 7 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

CHECK APPROPRIATE BOX:

The  / / installation(/ / final test) is satisfactorily completed and the

     / / warranty period (/ / customer shipment) will commence.



Date:
     --------------------



-----------------------------               ----------------------------------
Customer (Manager) Signature                Bruker Service Engineer Signature






REFLEX(TM)III SPECIFICATIONS & ACCEPTANCE REPORT, MARCH 1999. VERSION NO. 9.03.,
                 PAGE 8 SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE.

                       [GRAPHIC - DESCRIPTION TO COME]

PURPOSE OF INSTALLATION:

To ensure that instruments and systems are correctly installed and functioning as designed in the customer's facility. Correct installation is the first step in ensuring that instruments and systems operate reliably over an extended lifetime.

CUSTOMER RESPONSIBILITIES:

The customer should ensure that the installation site is prepared in accordance with the specifications contained in the relevant site preparation document and that the necessary operating supplies, consumable and usage dependent items such as gases, vials, syringes and solvents are available. A customer representative should be present at all times during the installation.

INSTALLATION CHECKLIST:

DAY 1

SHIPMENT VERIFICATION

/ / Unpack and verify condition, as well as completeness, of shipment.

    -  If shipment is damaged or incomplete, please notify:

       1.  Gerd Huelso
           Bruker Product Support
           Tel. (49) 421/2205 299
           Fax  (49) 421/2205 106
           Date: ----------------
           name: ----------------

       2.  Carrier notified:
           date: ----------------
           name: ----------------

       3.  Record damaged or missing material:
           -----------------------------------
           -----------------------------------
           -----------------------------------

PRE-INSTALLATION CHECK

/ / Verify that the site preparation kit has been correctly and fully installed.

    -  Main power for mass spectrometer

       1.  Check power cord for specified power and proper connection.

       2. Check for available outlet for syringe pump. Verify that the power and power outlet match that of the pump and included power cord.

       3. Check for available outlets for the computer, monitor and printer. Verify that the power outlets match that of the included power cords.

       4. Check for available outlets for the HPLC system if ordered from Bruker. Verify that the power outlets match that of those included with the HPLC.

    - Check that the gas supply lines for the instrument have been properly installed.

       1. Verify that the 6mm od Teflon tubing is connected to an approved nitrogen source and the 5bar (75psi) pressure is available.

       2. Verify that the 3mm (1/8") od stainless steel or copper tubing has been connected an approved helium regulator and that the helium is 99.99%+ purity.

    - Check that the ventilation lines for the instrument have been properly installed.

       1. Check that one end of the reinforced tubing is connected to the ventilation.

       2. Check that the 3/4" thick wall Tygon tubing is separately connected to the customers approved exhaust ventilation system.

    - Check that the customer has the required supplies, as in Site Preparation document recommended, for complete and successful installation and verification.

       1.  Solvents: water, isopropyl alcohol, acetonitrile, methanol

       2.  Buffers: acetic acid, etc.

       3.  Eppendorf pipets, 100mul and 1000mul and corresponding tips.

ESQUIRE 3000 SYSTEM INSTALLATION

/ / Install ESQUIRE 3000.

    -  Wheel the ESQUIRE 3000 box into the lab.

    - Heave the ESQUIRE 3000 onto the table. do this with the help of two, better four people.

    - Place the rough pump under the table and connect the power cord to the main power module of the ESQUIRE 3000.

    -  Connect the fore vacuum tube to the inlet of the rough pump.

    -  Install the oil mist filter and the oil return kit.

    - Connect one end of the reinforced tubing to the outlet of the oil mist filter, the other end should exit in the customers ventilation system or to outside air.

    -  Check oil level of the rough pump.

    - Connect the end of the API source exhaust tubing to the source drain bottle. Connect the exit of the drain bottle with 3/4" (19mm) id thick wall Tygon tubing to a secondary ventilation system. Ideally, this connection should be directly to a clean ventilation hood or directly to outside air. Follow all environmental regulations.

    -  Plug the remaining drain bottle connection with a 1/16" (1.5mm) pin.

    - Flush the nitrogen gas supply line. Install the nitrogen gas filter in the 6mm nitrogen supply line. The nitrogen flow must be straight down. Secure gas filter with tie wraps. Connect the outlet of the gas filter to gas inlet on the left side of the ESQUIRE 3000 using a remnant of the Teflon tubing.

    - Flush the helium gas supply line. Connect the helium gas supply to the esquire3000 helium gas inlet on the left side using 3mm (1/8") stainless steel or copper tubing installed during the site preparation. If the customer uses a helium cylinder, ensure that it is properly secured with approved stand or wall mounting hardware. Set the pressure on the helium regulator to 80 psi (5.6 bar). Loosen the Swagelok helium connection on the left side of the instrument. Open the helium cylinder and post regulator valve to allow the line to be purged with helium for several seconds. Close the post regulator valve and tighten the helium connection.

    - Verify that all instrument covers are in place. Install power cord to left side (main power supply) of instrument and connect to customers power.

/ / Set up computer, monitor, printer and hub.

    - After computer, monitor, printer and hub are set up install control software of the instrument, delivered with the instrument. Copy the content of directory EQ_xxx (xxx=serial number of the instrument) of the instrument CD-ROM to drive D:\DATA\

       Copy the methods to drive D:\METHODS\

       Connect the crossed twisted pair network cable (with green plugs or labeled "crossed") from the right LAN board in the PC (the LAN board close to the PC housing) to port S of the hub. Switch the MDI/MDI-X switch to MDI (for crossed cable at port 8. Use the uncrossed twisted pair network cable (with grey plugs and unlabled) to connect the hub with the instrument. Plug the cable to port 7 of the hub and to "10 Base T" port on the left side of the instrument.

/ / Powering up the instrument.

    - Turn on the main power switch on the main power supply of the esquire3000. Switch on the power switch on the front of the instrument. You should hear the rough pump starting and then the first turbo pump begins to spin, then the second turbo pump.

    - After powering on the instrument, the green LED of the processor system modul is on and the yellow LED is blinking after approx. 30 seconds.

    -  Start the control software, open menu Options and select Vacuum
       Systems... . Observe the fore and high vacuum pressures. The fore vacuum pressure with the source open should be approximately 1-3 mbar and the high vacuum pressure should begin to fall into the 10(-3) mbar range.

/ / Establish the helium and drying gas pressures.

    - Press Flush Helium Line in the opened Vacuum System ... window two times to flush the helium line.

    - Open any customer valving supplying the nitrogen drying gas. Where possible set the supplying pressure from 5-7 bar (75 - 110 psi)

    - Ensure that the atmospheric end of the source sampling capillary is not capped.

    - Establish flows for the API gases. Set the NEBULIZER to 80 psi. Set the DRYING GAS flow to 12 liters/min. Verify that the gas pressures and flow are present.

       After two minutes note the read values for:

       Neb. Gas:             ----------psi

       Dry Gas:              ----------l/min

       These values show if the nitrogen gas supply is without restriction if the read values equal the set values.

    - Set the NEBULIZER to 10 psi. Set the DRYING GAS flow to 4 liters/min. Verify that the gas pressure and flow are present.

    -  Set the temperature of DRYING GAS to 300 DEG. C.

/ / Connect the syringe pump.

    - Connect 1 1/2 ft (50 mm) of 0.005" jd (red) PEAK tubing from the nebulizer fitting on the top of the electrospray source to the syringe coupling.

    - Fill the syringe with HPLC grade isopropyl alcohol or acetonitrile and rinse through the tubing and nebulizer.

    - Verify that the syringe pump has the proper barrel diameter (3,26 mm) for the 500mul syringe in use.

/ / Installing the HP 1100 HPLC system if available.

    - This step should have been previously coordinated with your HP customer engineer (CE). He should be present for the first day of installation to concurrently install the HP 1100 HPLC system.

/ / Coupling the HPLC hardware to the joint Bruker - HP Chemstation.

    - Connect the second uncrossed twisted pair network cable between port 6 of the hub and the jet direct card of the HP 1100 HPLC.

    -  Power up the HPLC modules

    - Launch the Chemstation control using the appropriate icon in: Start, Programs, HP ChemStations.

       The Chemstation control and the Bruker control software will be joiny started.

/ / Purging the LC.

    - It is important that the HPLC is purged overnight before attempting performance verification on the esquire3000.

    - In the bottles for BOTH channels A and B prepare a 50:50 mix of water/acetonitrile.

    - With the outlet of the HPLC in a waste bottle, prime each channel (%B set to 50%) through the vacuum degasser for at least 10 min. at 5 ml/min.

    - Reduce the total flow to 0.1 ml/min and allow the pump and system to purge overnight. Make sure that enough solvent is in each of bottles A and B. (0.1ml/min = 6ml/hr = 120ml/20hr).

/ / Setting up the esquire3000 to bakeout overnight.

    -  Set drying gas flow to 7#L/min. Set the nebulizer gas to 20psi.

    -  Set drying gas temperature to 365 DEG. C.

/ / Record system serial numbers and fill in installation documentation.

DAY 2

/ / End the purging and bakeout of the HPLC and esquire3000.

/ / Check and, if necessary, reset the helium pressure.
    - In menu Options, Vacuum Systems..., switch off the helium. Wait for 10 minutes to reach the base pressure of the instrument.
    - With the instrument in standby (high voltages and drying gas heater off and gases off) carefully remove the capillary shield and cap in the source. Temporarily cap the end of the glas capillary with a small silicone septum. Record the fore and high vacuum pressures:

      Fore Vacuum: ___________ mbar

      High Vacuum: ___________ *10(-5)mbar

    - Switch on the helium and if necessary adjust the helium regulator, located on the top of the electronic cover, to get a helium pressure 6x10(-6) mbar above the base pressure. Record the high vacuum pressure:

      High Vacuum: ___________ *10(-5)mbar

    - Uncap the end of the capillary and replace the metal cap and shield. Turn on the heat and gas flows (typically: 250-300 DEG. C, 7-20psi, 3-51/min). When the source has returned to temperature record the pressures:

      Fore Vacuum: ___________ mbar

      High Vacuum: ___________ *10(-5)mbar

/ / Setting up initial instrument parameter.
    - Place the instrument in Operate mode.
    - Load the method TUNE_ESI.MS in the ESQUIRE Control software.
    - Fill the syringe with diluted calibration tune mix.
      Tune mix / ACN: 1/10
    - Connect the syringe to the nebulizer
    - Start the flow of calibration tune mix at 4mul/min (240 mul/h).
    - Watch for an endplate current of approximately 25-150nA indicating that solvent has reached the end of the needle and is spraying.
    - Observe the mass peaks.

SYSTEM PERFORMANCE VERIFICATION

/ / Perform auto scan calibration for all resolutions in Standard mass range and extended mass range. Show the customer how to do this.

/ / Verify Mass Resolution in all Operational Modes and Mass Accuracy in Mode
    Standard Normal.
    - Produce spectra of the tuning mix including both mass spectrum and profile spectrum in all mass ranges and resolution modes. Use 10-20 averages and rolling 2 and save some profile spectrum. Create the directory INSTALL and use file names:

        STD_NOR0.D (std/normal, 50-1200),
        STD_NOR1.D (std/normal, 1200-3000),
        STD_ENH0.D (std/enhanced, 50-1200),
        STD_ENH1.D (std/enhanced, 1200-3000),
        STD_MAX0.D (std/maximum, 50-1000),
        STD_MAX1.D (std/maximum, 1000-2000),
        STD_MAX2.D (std/maximum, 2000-3000),
        EXTEND0.D (extended, 200-1600),
        EXTEND1.D (extended, 1600-2800).

    - Load the files into Bruker DA and produce a Mass List. displaying the mass, intensity and resolution for each file and mode. Print a Profile MS Report of each resolution mode.

/ / Verify Negative Ion Capability.
    - Show the negative ion masses of the tuning mix in mode Standard Normal. Save a profile spectrum as
      NEGATIV1.D (50-1500),
      NEGATIV2.D (1500-3000),
    - Load the files into Bruker DA and produce a Mass List. Print a Profile MS Report.

/ / Perform auto isolation/fragmentation calibration.
    Show the customer how to do this.
    (hint: this is done using standard mass range and normal resolution)

/ / Verify Monoisotopic Precursor Selection.
    - Switch ICC off and set Accu Time to a proper value.

    - While in enhanced resolution mode show mono-isotopic isolation of the 1522.97 peak. Do this by displaying the 1521.97 isotope cluster with the profile spectrum focused on mass 1522. Then isolate 1522.97. Save a profile spectrum of isolation off (MS1523.D) and on (MSMS1523.D).

    - Load the files into Bruker DA and show the capability of monoisotopic isolation. Produce a Peak List of both files and print a Profile MS Report.

    - Demonstrate and help the customer to produce MS/MS and MS(n) spectra.


/ / Demonstrate Auto MS/MS features.
    - In ESQUIRE Control load the method
      AUTOMSMS.MS.
    - Using the diluted tuning mix solution run the method. Use AUTOMSMS.D as data file.
    - Load the file into Bruker DA and show the capability of AutoMSMS. Produce a Peak List of every different Profile Spectrum and print a Profile MS Report.


/ / Demonstrate positive - negative switching (alternating).
    - In ESQUIRE Control load the method Tune-ESI.MS.
    - Using the diluted tuning mix solution focus on mass 622 m/z in positive mode.
    - In mode page, activate Alternating.


/ / Verify Mass Axis Stability.
    - Produce spectra of the Tuning Mix including both mass spectrum and profile spectrum in Standard Normal mode. Use 20 averages and rolling 2 and save a profile spectrum with scan range 50-3000. Use the file name MASSAXIS.D.
    - Load the files into Bruker DA and produce a Mass List. Print a Profile MS Report. Compare the masses with the file STD_NOR0.D and STD_NOR1.D measured this morning.

/ / Verify Nano ESI source if available.
    - Remove the syringe pump
    - Switch Control Software to Shutdown
    - Remove the ESI source
    - Install the Nano spray source
    - Change the source in Menu page to Nano
    - Switch to Operate mode
    - Use 20 averages and rolling 2 and save a profile spectrum. Use file names for positive mode: NANOPOS0.D (std/normal, 50-1200), NANOPOS1.D (std/normal, 1200-3000), Use file names for negative mode: NANONEG0.D (std/normal, 50-1200), NANONEG1.D (std/normal, 1200-3000),

/ / Setting up the esquire3000 to bakeout overnight.
    - Install the ESI source.
    - Connect the HPLC to the source.
    - On the HPLC, set the flow to 0.1 ml/min, 50/50 H2O/ACN.
    - On the esquire3000 set drying gas flow to 7 L/min. Set the nebulizer gas to 20psi.
    - Set drying gas temperature to 365 DEG. C.
    - Start the flow on the HPLC.

DAY 3

SYSTEM SENSITIVITY VERIFICATION with
ESI source

/ / Prepare performance evaluation samples for HP 1100 HPLC.
    - Prepare a dilution series of reserpine. Begin with the 5ng/mul standard (HP p/n O2423A).
    - Prepare 100ml of fresh 50/50 water/acetonitrile. Use only clean, supplied glassware and solvents.
    - Transfer the 5ng/mul reserpine standard to supplied glass vials and cap. Label the first concentration level 5ng/mul (level 1).
    - All dilutions should be done with corresponding eppendorf pipets and supplied glass vials and caps.
    - Begin the dilution with 900mul. of solvent and 100mul of the 5ng/mul standard. This second level is labeled 500pg/mul (level 2). Shake well before proceeding.
    - Make the next dilution with 900mul of solvent in a third vial and add 100mul of the level 2 standard (500pg/mul). Label this concentration level 50 pg/mul (level 3). Shake well before proceeding.
    - Make the fourth dilution with 950mul of solvent in a fourth vial and add 50mul of the level 2 standard (500pg/mul). Label this concentration level 25pg/mul (level 4).
      Shake well before proceeding.
    - Finish the dilution with 800mul of solvent in a fifth vial and add 200mul of the level 3 standard (50pg/mul). Label this concentration level 10pg/mul (level 5).
      Shake well before proceeding.
    - Fill two vials with 1ml of water/acetonitrile solvent for use as two wash vials.

/ / Verify API-Electrospray Sensitivity in MS Full Scan and MS/MS Full Scan.
    - Disconnect the syringe pump from the source.
    - Reinstall the ESI source if not already done.
    - Connect the HP 1100 HPLC to the source.
    - Place level 5 (10pg/mul) in vial position 1, followed level 4 (25pg/mul, position 2), then level 3 (50pg/mul, position 3) and then level 2 (500pg/mul, position 4). Place wash vials in position 10 and 20.
    - Load method RES_MS.M.
    - Run the Method RES_MS.M (MS only, full scan). Use the data file name RES_MS.D in directory INSTALL.
    - In Bruker DA load the data file and produce an extracted ion chromatogram of mass 609. With: +0,7, -0.3. Find peaks with auto integrate.
      Report the signal to noise ratio in a processed peak list.
      The 50 pg/mul peak must have a better signal to noise ratio of 10/1.
    - Run the Method RES_MSMS.M (MS/MS, full scan). Use the data file name RES_MSMS.D.

    - In Bruker DA load the data file and produce an extracted ion chromatogram of the most abundant product ion (448 m/z), Filter: All MS/MS With: +0,7,-0,3.
      Find peaks with auto integrate.
      Report the signal to noise ratio in a processed peak list.
      The 10 pg/mul peak must have a better signal to noise ration of 20/1.

If any difficulty is observed in meeting any of the specifications (see specification sheet), then it is almost certain that the HPLC system should be conditioned for an additional evening. Repeat the conditioning that was done on the last night, except using the 50/50 water/acetonitrile that is currently being used for the analysis.

/ / Install APCI and check the function

    - Switch control software to Shutdown.

O  Change source to APCI.
O  Set up APCI source and bakeout for a while.
O  Couple the HPLC and the syringe pump with a "T" to the APCI source.
O  Fill the syringe with Tuning Mix for APCI.
O  Load the Method APCI_POS.MS in the ESQUIRE Control software.
O Set the LC flow of 50/50 water/acetonitrile at 400ul/min and set the syringe flow of Tuning mix at 4 ul/min(240ul/h).
O  Start the syringe flow and the LC flow.
O Set the corona current so to 6000nA. If necessary set the current different. O Use the file name APCI_POS.D and load them into the Bruker DA. Produce a
   Peak List. Produce a Peak List and print a Profile MS Report.
O  Switch to negative mode.
O Set the corona current so to 20000nA. If necessary set the current different. O Use the file name APCI_NEG.D and load them into the Bruker DA. Produce a Peak
   List and print a Profile MS Report.
O  Set the corona current to 0nA.
O  Switch to positive mode.
O  Stop the flow and disconnect the syringe and the "T".


//  Explain Other SW features including:
    O  Segment editor
    O  LCMS-Sequence
    O  Deconvolution, if available
    O  Divert valve
    O  Show Quantity Analysis Program
       (should be explained by application engineer)



// Make sure that all previously printed data is properly labeled, sorted and in customer acceptance notebook. Make sure that copy is produced for product support records.


//  Copy calibration and parameter files to disk for product support.


// Copy data from subdirectory INSTALL to customers CD-ROM and to a CD-ROM for product support.



                     CONTINUED SYSTEM FAMILIARIZATION

// Explain how to use the manuals (refer customer to the operational maintenance section).

// PRODUCT SUPPORT INFORMATION:

   THIS SHOULD BE FILLED OUT BY THE SERVICE ENGINEER

   O  Service support:
      Tel.:      ____________________
                 (Service engineer)

      e-mail:    ____________________


   O  Application support:
      Tel.:      ____________________
                 (Name)

      e-mail:    ____________________


   O  Where to order spare parts:
      Tel.:      ____________________
                 (Name)

      e-mail     ____________________

                               CUSTOMER ACCEPTANCE


// The installation is satisfactorily completed and the warranty period will commence. All specifications due to the esquire3000 System Specifications has been met.


-----------------------------------
COMPANY NAME


-----------------------------------
SALES ORDER NUMBER


----------------------------------
SERIAL NUMBER


----------------------------------
CUSTOMER SIGNATURE/DATE


----------------------------------
ENGINEER SIGNATURE/DATE


// List all materials (if any) that are not accompanied with this instrument:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               EXHIBIT F


                           WARRANTY SERVICES

                                  WARRANTY SERVICE


[GRAPHIC - DESCRIPTION TO COME]


WARRANTY SERVICE


I.    SUBJECT

This Annex specifies the warranty service conditions for the following delivered intruments:
REFLEX III MASS SPECTROMETER
ESQUIRE 3000.


II.   WARRANTY TIME

Begin of warranty period:         ---------------
End of warranty period:           ---------------


III.  DEFINITIONS

Contact time:   This is the time when the customer or the user of the
                instrument can contact Bruker for a unforeseeable technical problem.

Response time:  This time is defined as the time between the first contact regarding a unforeseeable technical problem and the reaction of Bruker in which way the problem can be solved.

Action time:    This time is defined as the time to bring the instrument to operation again. Optimization adjustments and usual maintenance work is not included in this time. In case further extra problems during the service work appear the action time can be extended.
                The time frame starts with the written (FAX or e-mail) request for service of the customer or the user of the instrument.

Waiting Time:   The time the Service Engineer can not start or continue his work because of a problem he is not responsible for. The waiting time must be reported separate.
                Waiting time van not be taken into account of Action time or Maintenance time.


IV.   WARRANTY SERVICE

- In case of a unforeseeable technical problem the customer or the user of the instrument shall approach the service center mentioned in annex "Bruker Service Center". During the response time Bruker will try to locate and fix the problem via telephone, FAX or e-mail.
- In case the problem can only be solved by Bruker on site the customer or the user have to send a written (FAX, e-mail or letter) service request to the corresponding Bruker office with indication of the complete address and name of the contact personnel and the order number.
- In general the user has to fill out and sign a "Declaration of contamination" before Service or Maintenance work will be carried out.


      WARRANTY SERVICE ON REQUEST

      Contact times:      Monday-Friday between 8.00 a.m. and 5.00 p.m.
                          (excluding Swiss Holidays)

      Contact office:     Bruker Daltonics (Switzerland).
                          Details see Annex D.

      Response time:      2 Working days (for back-up Service)
-------------------------------------------------------------------------------

      Action time:        Max. 10 Working days or individual agreed with the
                          user

      Waiting time:       The customer is responsible to ensure that the
                          Bruker Service Engineer can carry out the service work without impediments.
                          Waiting times must be reported on a Bruker "Service
                          Report" and can be charged separate.
                          Reported waiting times can not be counted as action time.

      Place of service:   Equipment installation site


      Action reporting:   All service actions and the needed spare parts will
                          be reported on the usual Bruker "Service Report".
                          The "Service Report" has been signed by the Bruker
                          Service Engineer and the user of the instrument when the instrument is in operation again.
                          If this confirmation by the user cannot be obtained or not given in time, the accounting will be based on the notes of the Contractor staff member.
                          One copy of the report stays with the instrument, one copy stays with Bruker and one copy will be send to the customer.
                          The "Service Report" is the basic for the invoice of the used spare parts

    Service confirmation: With the singed "Service Report" Bruker confirms that the instrument is operational again. All work carried out is professional done.
                          Bruker also confirms that the instrument is safe in normal operational use after service actions.
                          The user confirms with the signed "Service Report" that he agrees the work carried out and the operational status of the instrument.



V.    RETURN OF DEFECTIVE OR USED PARTS

- Usually the contractor is responsible for the return of defective or exchanged parts to the Bruker Service Center. For parts which can not be handcarried the corresponding user should support the contractor to ship the parts back. Shipping costs will be covered by the contractor.
- The user is responsible for the correct and safe decontamination and disposal of all used incidentals and sundries (e.g. pump oil, adsorbing substance) and all other contaminated parts (e.g. P2-plate).
-  All other replaced components will become the property of Bruker.


VI.   TECHNICAL IMPROVEMENTS

- If considered by the Bruker staff to be advisable to improve the reliability of the equipment related components will be replaced or modified without additional costs for the customer. Replaced components will become the property of Bruker.

- In case that the customer will not allow such modifications and improvements to be made, the contractor is entitled to terminate the service contract for the respective devices without notice.


VII.  DUTIES OF THE CUSTOMER

- The customer takes responsibility that the equipment installation site meets the respective statutory provisions and other applicable regulations. This in particular concerns the safety measures. He has to prepare the installation site as laid down in the SITE PREPARATION documentation and to maintain this state.

- If not otherwise agreed the customer has to regularly clean the device and replace the incidentals/sundries as laid down in the OPERATING and SERVICE MANUAL.

- The customer is in charge of protecting his confidential information and data as well as of storing his data against loss or damage. Bruker undertakes no warranty for the loss of data on data carriers
-------------------------------------------------------------------------------
   which might be caused during maintenance and/or service work at the installation site or in the production facility.

- The customer provides access for the contractor staff at the stated time to all information and facilities (including their use) which are necessary to carry out service work on the equipment.

- The customer is responsible to ensure that service on the equipment to be maintained or parts of it can be carried out under safe conditions.
   Devices contaminated with microbiological and/or radioactive materials will only be serviced if proof of a proper decontamination can be submitted. (see Bruker's Safety Requirements for the return of devices and components)

- If not otherwise agreed the customer is responsible to carry out all preventive maintenance work which is defined by Bruker.


VIII. WARRANTY AND LIABILITY

- No warranty is applicable for damages caused by carelessness, mishandling, operating errors, malicious damage of a third party or vandalism, unforeseen events, wars, civil disturbances etc.

- No warranty is applicable if preventive maintenance work is either not carried out or carried out wrong or not followed by the recommended maintenance cycles.

- If the service proves to be insufficient for reasons the Bruker is responsible for, he commits to clear the fault free of charge or to select the corresponding procedure for repeating maintenance free of charge.

- For the damages caused by faults of the Bruker staff during service work the Bruker is liable.


IX.   OTHER AGREEMENTS

- To become effective, reservations, collateral or other agreements need to be confirmed in writing by the two contracting parties.

- If individual regulations of this contract should be ineffective, the validity of all other provisions of this contract will not be affected.
   The contracting parties will replace the ineffective provisions in order to obtain the desired economic success in another manner which is in accordance with the law. All information, data and records will be handled according to the Data Surveillance Act, and if no longer required will be returned immediately or destroyed upon request.


X. RELATED DOCUMENTS

MAINTENANCE PLAN REFLEX
Maintenance Plan Esquire 3000
BRUKER SERVICE CENTERS



-------------------------------------------------------------------------------

MAINTENANCE PLAN REFLEX

MAINTENANCE PLAN FOR BRUKER REFLEX III MASS SPECTROMETER

                                                                        INTERVAL (MONTH)
                                                                        ----------------
              ACTION                           NEEDED MATERIAL           1   2   6   12
-------------------------------------   -----------------------------   --- --- --- ----
1.  Cleaning P2-Plate                                                            X   X

2.  Cleaning and greasing of the X-Y-   High vacuum grease NyeTorr               X   X
    probe movement units                5200

3.  Check of laser power                Lasercartridge Reflex                    X   X

4.  Check of operating fluid level      Leybold N62, Pfeiffer P3                 X   X
    and quality (color) of the Rotary
    Vane Vacuum Pumps

5.  Cleaning the laser optics                                                    X   X

6.  Replacing the operating fluids of   Leybold N62, Pfeiffer P3                     X
    the Rotary Vane Vacuum Pumps

7.  Replacement of operating fluid      Pfeiffer felt replacement                    X
    reservoir of the turbo pumps

8.  Replacement of the filter of the    Replacement-Filter                           X
    dirt trap

9.  Sensitivity check with the                                                   X   X
    prescribed standard

10. Cleaning of pressure gauges                                                      X

11. Check of cooling system, check                                                   X
    the water-level, function test of
    water cooling monitor

Note: The maintenance plan is currently under review!

INCIDENTALS AND SUNDRIES BRUKER RELEX III MASS SPECTROMETER


DESCRIPTION                          PART                    BRUKER PART NO.
----------------------------------   ---------------------   --------------------
High Vacuum Grease                   NyeTorr 5200               29514

Lasercartridge Reflex                                           41155

Leybold Universal-Oil N62            Leybold Part Number        38357
                                     17702

Pfeiffer Universal-Oil P3            Pfeiffer Part Number       17234
                                     PK001-106-T

Pfeiffer Operating fluid reservoir   Pfeiffer Part Number       19565
                                     PM 063265-T

Replacement Filter                   IImvac Part Number         19037
                                     700 154

Channel Plate                                                   48134
Linear Detector

Channel Plate Cartridge Reflector                               21255
Detector

Prevacuum sensor                     Pirani Gauge TPR 265       43258

Prevacuum sensor                     Pirani Gauge TPR 010       42663

Highvacuum sensor                    Cold Cathode Gauge         13321
                                     IKR 050

Cooling Water Monitor                TCW 002                    8780

Note: The incidentals and sundries are currently under review!

MAINTENANCE PLAN ESQUIRE

MAINTENANCE PLAN FOR BRUKER ESQUIRE 3000 MASS SPECTROMETER

                                                       PREVENTIVE MAINTENANCE INTERVAL
                                                 ---------------------------------------------
POS                    DESCRIPTION               6 MONTH    12 MONTH    18 MONTH    24 MONTH
--  ----------------   -----------------------   ---------  ----------  ----------  ----------
 1   Rough pump        Oil                       Exchange

 2                     Oil mist filter                      Exchange

 3                     Air Exhausts              Cleaning

 4   Instrument        Diagnostic SW Tool        Run

 5                     Source (Endcap and        Cleaning
                       Capillary Cap)

 6                     Multiplier                Check                              Exchange

 7                     Nebulizer Needle          Check      Exchange

 8                     Skimmer-1                 Cleaning               Exchange

 9                     Ion Gauges                Cleaning

 10                    Air Exhausts              Cleaning

 11  APCI Source       Nebulizer Corona Needle   Check      Exchange

 12                    Corona Needle             Check      Exchange

 13  Off-Line          Camera Adjustment         Check
     Nanoelectrospray

 14  On-Line                                     Check
     Nanoelectrospray

Note: The maintenance plan is currently under review!

INCIDENTALS BRUKER ESQUIRE 3000 MASS SPECTROMETER

DESCRIPTION                            PART                    BRUKER PART. NO
-------------------------------------  ----------------------  ---------------
Rough Pump Oil, Inland 45              HP Nr.: 6040-0834          20221

Oil mist filter                        Typ EMF20 Art.Nr.A462-     13450
                                       29-000

Multiplier, Ceramic Channel Electron-  Typ 7596M                  21712

Skimmer-1                              HP Nr.: G1946-20089        27446

ES Shipping Kit                        HP Nr.: G1946-60136        27281
(incl. Nebulizer needle)

APCI Shipping Kit                      HP Nr.: G1947-60025
(incl.

Nebulizer corona needle

Corona needle

Note: The Incidentals are currently under review!

BRUKER SERVICE CENTERS

In case Bruker service is required for the BRUKER BIFLEX III MASS SPECTROMETER
OR
BRUKER ESQUIRE 3000
please contact one of the following Bruker Service Center.

Bruker On-side Service Representiv
Tel:     ?(On-side Service)
Fax:     ?(On-side Service)
e-mail:  ?@Bruker.ch

Bruker Daltonics GmbH
Industriestr. 26
CH-8117 Fallanden

Tel:     +41-(0)1-8259-???  (Service)
Fax:     +41-(0)1-8259-???  (Service)
e-mail:  HRE@Bruker.ch

Bruker Saxonia Analytik GmbH
Permoserstr. 15
04318 Leipzig

Tel:     +49-341-2431-395  (Service)
Fax:     +49-341-2431-343  (Service)
e-mail:  TOF-Service@bsax.de

Bruker Daltonik GmbH
Fahrenheitstr. 4
28359 Bremen

Tel.:    +49-421-2205-122  (Service)
Fax:     +49-421-2205-106  (Service)
e-mail:  EQService@bdal.de


                               page 1 of 1